    As filed with the Securities and Exchange Commission on October 28, 2002

================================================================================
                                                     1933 Act File No. 333-98583
                                                     1940 Act File No. 811-21189

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-2
[X]      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X]      Pre-Effective Amendment No. 2

[_]      Post-Effective Amendment No.
                  and
[X]      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X]      Amendment No. 2


                    PIMCO New York Municipal Income Fund III
         (Exact Name of Registrant as Specified in Declaration of Trust)

                          c/o PIMCO Funds Advisors LLC
                          1345 Avenue of the Americas
                           New York, New York 10105
                   (Address of Principal Executive Offices)
                    (Number, Street, City, State, Zip Code)

                                (212) 739-3502
             (Registrant's Telephone Number, including Area Code)

                              Newton B. Schott, Jr.
                       c/o PIMCO Funds Distributors LLC
                             2187 Atlantic Street
                          Stamford, Connecticut 06902
(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

                         Copies of Communications to:
Joseph B. Kittredge, Jr., Esq.                       Thomas A. Hale
        Ropes & Gray                   Skadden, Arps, Slate, Meagher & Flom LLP
  One International Place                  333 West Wacker Drive, Suite 2100
Boston, Massachusetts 02110                        Chicago, IL 60606


                  Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement
                           ---------------------------

     If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [_]

     It is proposed that this filing will become effective (check appropriate box)

     [X]  when declared effective pursuant to section 8(c)

                           ---------------------------



                           CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------------------------------------------------
                                                              Proposed Maximum     Proposed Maximum
                                         Amount Being        Offering Price Per       Aggregate             Amount of
Title of Securities Being Registered      Registered                Unit           Offering Price/1/   Registration Fee/2/
------------------------------------     ------------        ------------------    ----------------    -------------------
Common Shares, par value $0.00001      7,000,000 shares           $ 15.00             $105,000,000            $9,660
--------------------------------------------------------------------------------------------------------------------------


/1/ Estimated solely for the purpose of calculating the registration fee.


/2/ $1.38 of which has previously been paid.


    The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



PRELIMINARY PROSPECTUS       Subject to Completion             October 28, 2002
--------------------------------------------------------------------------------



         Shares

[LOGO] PIMCO
FUNDS

[LOGO] PIMCO New York Municipal Income Fund III
Common Shares
--------------------------------------------------------------------------------
Investment Objective. The Fund is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objective is to provide current income exempt from federal, New York State and New York City income tax. In pursuing this objective, the portfolio manager also seeks to preserve and enhance the value of the Fund's holdings relative to the municipal bond market generally, using proprietary analytical models that test and evaluate the sensitivity of those holdings to changes in interest rates and yield relationships.


Portfolio Contents. Under normal market conditions, the Fund will invest substantially all (at least 90%) of its net assets in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio manager to be reliable), is exempt from federal, New York State and New York City income taxes. The Fund will at all times seek to avoid bonds generating interest potentially subjecting individuals to the alternative minimum tax. The Fund will invest at least 80% of its net assets in investment grade quality municipal bonds, including bonds that are unrated but judged to be of investment grade quality by the Fund's portfolio manager. The Fund may invest up to 20% of its net assets in municipal bonds that are rated Ba/BB or B or that are unrated but judged to be of comparable quality by the Fund's portfolio manager. The Fund cannot assure you that it will achieve its investment objective.


No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value and investors may lose money by purchasing common shares in the initial public offering. The common shares have been authorized for listing on the New York Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol of the common shares is expected to be "PYN."

Before buying any common shares you should read the discussion of the material risks of investing in the Fund in "Risks" beginning on page 16. Certain of these risks are summarized in "Prospectus Summary--Special Risk Considerations" beginning on page 4.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                      Proceeds
                           Price to Public Sales Load  to Fund
                 ---------------------------------------------
                 Per Share         $15.000     $0.675 $14.325
                 ---------------------------------------------
                 Total             $           $      $
                 ---------------------------------------------

In addition to the sales load, the Fund will pay organizational and offering
expenses of up to $0.03 per share, estimated to total $      , which will
reduce the "Proceeds to Fund" (above). PIMCO Funds Advisors LLC has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and all offering costs (other than the sales load) exceeds $0.03 per share.


The underwriters expect to deliver the common shares to purchasers on or about October 31, 2002.


                                  UBS Warburg
A.G. Edwards & Sons, Inc.      RBC Capital Markets           Wachovia Securities
Advest, Inc.                     Fahnestock & Co. Inc.  H&R Block Financial
Advisors, Inc.
Janney Montgomery Scott LLC                                Quick & Reilly, Inc.

--------------------------------------------------------------------------------


(continued from previous page)
The Fund intends to use leverage by issuing shares of preferred stock representing approximately 38% of the Fund's capital immediately after their issuance. The Fund also may add leverage to the portfolio by utilizing residual interest municipal bonds and other derivative instruments. By using leverage, the Fund will seek to obtain a higher return for holders of common shares than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. See "Preferred shares and related leverage," "Risks--Leverage Risk" and "Risks--Derivatives Risk."


You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated October 28, 2002, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus, which means that it is part of the Prospectus for legal purposes. You can review the table of contents of the Statement of Additional Information on page 40 of this Prospectus. You may request a free copy of the Statement of Additional Information by calling (800) 331-1710 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).


The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The underwriters named in this Prospectus may purchase up to        additional
common shares from the Fund under certain circumstances.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund's business, financial condition, results of operations and prospects may have changed since that date.


Until November 22, 2002 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.


TABLE OF CONTENTS
--------------------------------------------------------------------------------


Prospectus Summary...................  1  Description of shares..................... 29
Summary of Fund expenses.............  7  Anti-takeover and other provisions in the
The Fund.............................  9   Declaration of Trust..................... 32
Use of proceeds......................  9  Repurchase of Common Shares; conversion
The Fund's investments...............  9    to open-end fund........................ 33
Preferred shares and related leverage 14  Tax matters............................... 34
Risks................................ 16  Underwriting.............................. 37
How the Fund manages risk............ 23  Shareholder servicing agent, custodian and
Management of the Fund............... 25   transfer agent........................... 39
Net asset value...................... 27  Legal matters............................. 39
Distributions........................ 28  Table of contents for the Statement of
Dividend reinvestment plan........... 28   Additional Information................... 40
--------------------------------------------------------------------------------------

Prospectus Summary

This is only a summary. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information.

THE FUND

PIMCO New York Municipal Income Fund III (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund is designed to provide tax benefits to investors who are residents of New York. See "The Fund."

THE OFFERING


The Fund is offering        common shares of beneficial interest, with a par
value of $0.00001 per share, at $15.00 per share through a group of underwriters (the "Underwriters") led by UBS Warburg LLC. The common shares of beneficial interest are called "Common Shares" in the rest of this Prospectus. You must purchase at least 100 Common Shares. The Fund has given the
Underwriters an option to purchase up to        additional Common Shares to
cover orders in excess of        Common Shares. See "Underwriting." PIMCO Funds
Advisors LLC (to be renamed PIMCO Advisors Fund Management LLC effective October 31, 2002) (the "Manager"), the Fund's investment manager, has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and all offering costs (other than the sales load) exceeds $0.03 per Common Share.


INVESTMENT OBJECTIVE AND POLICIES


The Fund's investment objective is to provide current income exempt from federal, New York State and New York City income tax. In pursuing this objective, the portfolio manager also seeks to preserve and enhance the value of the Fund's holdings relative to the municipal bond market generally, using proprietary analytical models that test and evaluate the sensitivity of those holdings to changes in interest rates and yield relationships. Under normal market conditions, the Fund will invest substantially all (at least 90%) of its net assets in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio manager to be reliable), is exempt from federal, New York State and New York City income taxes ("New York Municipal Bonds"). The Fund will invest at least 80% of its net assets in municipal bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P") or Fitch, Inc. ("Fitch")), or bonds that are unrated but judged to be of comparable quality by the Fund's portfolio manager. The Fund may invest up to 20% of its net assets in municipal bonds that, at the time of investment, are rated Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by the Fund's portfolio manager. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." Bonds in the lowest investment grade category may also be considered to possess some speculative characteristics by certain rating agencies. The Fund will at all times seek to avoid bonds generating interest potentially subjecting individuals to the alternative minimum tax.


The Fund may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting taxable and tax-exempt bonds. The Fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of the Fund's portfolio (and thereby decreasing the Fund's exposure to interest rate risk) and, in any event, that the interest income on the notes will normally be exempt from federal, New York State and New York City income tax. The Fund may utilize a variety of derivative instruments, including residual interest municipal bonds ("RIBS"), to add leverage to the portfolio or for investment or risk management purposes. See "Risks--Leverage Risk" and "Risks--Derivatives Risk."

The Fund will invest primarily in municipal bonds with long-term maturities with the result that the weighted average maturity of the Fund will frequently be 15-30 years, although the weighted average maturity of obligations held by the Fund may be shorter at any time or from time to time depending on market conditions.

The Fund cannot assure you that it will attain its investment objective. See "The Fund's investments."

PROPOSED OFFERING OF PREFERRED SHARES AND OTHER FORMS OF LEVERAGE

Subject to market conditions, approximately one to three months after completion of this offering, the Fund intends to offer preferred shares of beneficial interest ("Preferred Shares") representing approximately 38% of the Fund's capital after their issuance. The issuance of Preferred Shares will leverage your investment in Common Shares. Leverage involves special risks. There is no assurance that the Fund will issue Preferred Shares or that, if issued, the Fund's leveraging strategy will be successful. The net proceeds the Fund obtains from selling the Preferred Shares will be invested, in accordance with the Fund's investment objective and policies, principally in long-term municipal bonds, which generally will pay fixed rates of interest over the life of the bond. The Preferred Shares will pay dividends based on short-term interest rates, which will be reset frequently. So long as the rate of return, net of applicable Fund expenses, on the long-term bonds and other instruments purchased by the Fund exceeds Preferred Share dividend rates as reset periodically, the investment of the proceeds of the Preferred Shares will generate more income than will be needed to pay dividends on the Preferred Shares. If so, the excess will be used to pay higher dividends to holders of Common Shares ("Common Shareholders") than if the Fund were not so leveraged through the issuance of Preferred Shares. The Fund also may add leverage to the portfolio by utilizing RIBS and other derivative instruments. See "Risks--Leverage Risk." The Fund cannot assure you that the issuance of Preferred Shares or the use of other forms of leverage will result in a higher yield on your Common Shares. Once Preferred Shares are issued and/or other forms of leverage are used, the net asset value and market price of the Common Shares and the yield to Common Shareholders will be more volatile. See "Preferred shares and related leverage," "Description of shares--Preferred Shares" and "Risks--Leverage Risk." In addition, fees and expenses paid by the Fund are borne entirely by the Common Shareholders (and not by Preferred Shareholders, if any). These include costs associated with any offering of Preferred Shares by the Fund (which costs are estimated to be approximately 1.3% of the total dollar amount of a Preferred Share offering), which will be borne immediately by Common Shareholders (as will the costs associated with any borrowings or other forms of leverage utilized by the Fund) and result in a reduction of the net asset value of the Common Shares.

INVESTMENT MANAGER

The Manager serves as the investment manager of the Fund. Subject to the supervision of the Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. The Manager will receive an annual fee, payable monthly, in a maximum amount equal to 0.65% of the Fund's average daily net assets (including assets attributable to any Preferred Shares that may be outstanding). The Manager has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the annual rate of 0.15% of the Fund's average daily net assets from the commencement of operations through October 31, 2007 (i.e., roughly the first five years of operations), and for a declining amount for an additional two years of operations (through October 31, 2009). The Manager is located at 1345 Avenue of the Americas, New York, New York 10105.

Organized in 2000, the Manager provides investment management and advisory services to several closed-end and open-end investment company clients. As of September 30, 2002, the Manager had approximately $14.5 billion in assets under management. Allianz Dresdner Asset Management of America L.P. is the direct parent company of PIMCO Advisory Services Holdings LLC (to be renamed PIMCO Advisors Retail Holdings LLC effective October 31, 2002), of which the Manager is a wholly-owned subsidiary. As of June 30, 2002, Allianz Dresdner Asset Management of America L.P. and its subsidiary partnerships, including Pacific Investment Management Company LLC ("PIMCO"), had approximately $346 billion in assets under management.


The Manager has retained its affiliate, PIMCO, as a sub-adviser to manage the Fund's portfolio investments. See "--Portfolio Manager" below.

PORTFOLIO MANAGER

PIMCO will serve as the Fund's sub-adviser responsible for managing the Fund's portfolio investments, and is sometimes referred to herein as the "portfolio manager." Subject to the supervision of the Manager, PIMCO has full investment discretion and makes all determinations with respect to the investment of the Fund's assets.

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2002, PIMCO had approximately $275 billion in assets under management.

The Manager (and not the Fund) will pay a portion of the fees it receives to PIMCO in return for PIMCO's services.

DISTRIBUTIONS

Commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to you at a rate based on the projected performance of the Fund. The dividend rate that the Fund pays on its Common Shares will depend on a number of factors, including dividends payable on the Preferred Shares. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund's dividend policy could change. Over time, the Fund will distribute substantially all of its net investment income (after it pays accrued dividends on any outstanding Preferred Shares). In addition, at least annually, the Fund intends to distribute to you your pro rata share of any available net capital gain. Your initial distribution is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional Common Shares under the Fund's Dividend Reinvestment Plan. See "Distributions" and "Dividend reinvestment plan."

LISTING

The Common Shares have been authorized for listing on the New York Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol of the Common Shares is expected to be "PYN." See "Description of shares--Common Shares."

SHAREHOLDER SERVICING AGENT, CUSTODIAN AND TRANSFER AGENT

UBS Warburg LLC will serve as a shareholder servicing agent for the Fund. State Street Bank and Trust Co. will serve as custodian of the Fund's assets. PFPC Inc. will serve as the Fund's transfer and dividend disbursement agent. See "Shareholder servicing agent, custodian and transfer agent."

MARKET PRICE OF SHARES

Shares of closed-end investment companies frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominantly in investment grade municipal bonds have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. The Fund cannot assure you that Common Shares will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering by the sales load and the amount of organization and offering expenses paid by the Fund. See "Use of proceeds." In addition to net asset value, market price may be affected by such factors relating to the Fund and its portfolio holdings as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality and liquidity and call protection and market supply and demand. See "Preferred shares and related leverage," "Risks," "Description of shares," and "Repurchase of Common Shares; conversion to open-end fund" in this Prospectus, and the Statement of Additional Information under "Repurchase of Common Shares; Conversion to Open-End Fund." The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

SPECIAL RISK CONSIDERATIONS

No Operating History
The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations.

Market Discount Risk
Shares of closed-end management investment companies like the Fund frequently trade at a discount from their net asset value.

Interest Rate Risk
Generally, when market interest rates fall, bond prices rise, and vice versa. Interest rate risk is the risk that the municipal bonds in the Fund's portfolio will decline in value because of increases in market interest rates. The prices of longer-term bonds generally fluctuate more than prices of shorter-term bonds as interest rates change. Because the Fund will invest primarily in long-term bonds, the Common Share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in short-term bonds. The Fund may utilize certain strategies, including investments in "structured" notes, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful. The Fund's use of leverage, as described below, will tend to increase Common Share interest rate risk. See "Risks--Interest Rate Risk" for additional information.

Credit Risk
Credit risk is the risk that one or more debt obligations in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences a decline in its financial status. The Fund may invest up to 20% (measured at the time of investment) of its net assets in municipal bonds that are rated Ba/BB or B or that are unrated but judged to be of comparable quality by PIMCO. The prices of these lower grade bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Municipal bonds of below investment grade quality (commonly referred to as "junk bonds") are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due, and therefore involve a greater risk of default. Municipal bonds in the lowest investment grade category may also be considered to possess some speculative characteristics by certain rating agencies.

State-Specific Risk
The Fund's policy of investing substantially all of its assets in New York Municipal Bonds makes the Fund more susceptible to adverse economic, political or regulatory occurrences affecting the issuers of such bonds.

Municipal Bond Market Risk
The amount of public information available about the municipal bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of PIMCO than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly below investment grade bonds in which the Fund may invest, also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices.

Reinvestment Risk
Income from the Fund's municipal bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or their overall return.

Leverage Risk
The Fund's use of leverage through the issuance of Preferred Shares creates an opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. There is no assurance that the Fund's leveraging strategy will be successful. It is anticipated that dividends on Preferred Shares will be based on short-term municipal bond rates of return (which would be redetermined periodically, pursuant to an auction process), and that the Fund will invest the net proceeds of the Preferred Shares offering principally in long-term, typically fixed rate, municipal bonds. So long as the Fund's municipal bond portfolio provides a higher rate of return (net of Fund expenses) than the Preferred Share dividend rate, as reset periodically, the leverage will allow Common Shareholders to receive a higher current rate of return than if the Fund were not leveraged. If, however, short-term tax-exempt interest rates rise substantially after the issuance of the Preferred Shares, the Preferred Shares dividend rate could approach or exceed the acquisition yield on long-term bonds and other investments held by the Fund that were acquired during periods of generally lower interest rates, reducing distribution yields and returns to Common Shareholders. Investment by the Fund in RIBS and other derivative instruments may increase the Fund's leverage and, during periods of rising interest rates, may adversely affect the Fund's income, distributions and total returns to Common Shareholders. See "The Fund's investments" for a discussion of these instruments. Preferred Shares are expected to pay cumulative dividends, which may tend to increase leverage risk. Leverage creates two major types of risks for Common Shareholders:

..   the likelihood of greater volatility of net asset value and market price of
    Common Shares, because changes in the value of the Fund's municipal bond portfolio (including securities bought with the proceeds of the Preferred Shares offering) are borne entirely by the Common Shareholders; and

..   the possibility either that Common Share income will fall if the Preferred
    Share dividend rate rises, or that Common Share income will fluctuate because the Preferred Share dividend rate varies.


Because the fees received by the Manager and PIMCO are based on the total net assets of the Fund (including assets represented by Preferred Shares and any leverage created thereby), the Manager and PIMCO have a financial incentive for the Fund to issue Preferred Shares, which may create a conflict of interest between the Manager and PIMCO and the holders of the Common Shares.

Inflation Risk
Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the present value of payments at future dates.

Liquidity Risk
The Fund may invest up to 20% of its net assets in securities which are illiquid at the time of investment, which means a security that cannot be sold within seven days at a price which approximates fair value. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

Derivatives Risk

The Fund may utilize a variety of derivative instruments for investment or risk management purposes, such as RIBS, structured notes, options contracts, futures contracts, options on futures contracts, swap agreements, short sales and delayed delivery and forward commitment transactions. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, credit risk and management risk. In addition, investment by the Fund in RIBS and other derivative instruments may increase the Fund's leverage and, during periods of rising interest rates, may adversely affect the Fund's income, distributions and total returns to Common Shareholders. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and physical custody, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.


Management Risk
The Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and the individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Non-Diversification Risk
Because the Fund is classified as "non-diversified" under the Investment
Company Act of 1940, as amended, and the rules and regulations thereunder (the "1940 Act"), it can invest a greater portion of its assets in obligations of a single issuer. As a result, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence.

Anti-Takeover Provisions
The Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See "Anti-takeover and other provisions in the Declaration of Trust." These provisions in the Declaration could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares.

Tax Considerations
The Fund's distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income, and capital gain dividends will be subject to capital gains taxes. See "Tax matters."

Summary of Fund expenses

The following table and the expenses shown assume the issuance of Preferred Shares in an amount equal to 38% of the Fund's capital (after their issuance), and show Fund expenses as a percentage of net assets attributable to Common Shares. Footnote 3 to the table also shows Fund expenses as a percentage of net assets attributable to Common Shares, but assumes that no Preferred Shares are issued or outstanding (such as will be the case prior to the Fund's expected issuance of Preferred Shares).

     Shareholder Transaction Expenses
        Sales Load Paid by You (as a percentage of offering price). 4.50%
        Dividend Reinvestment Plan Fees............................ None(1)

                                                    Percentage of Net
                                               Assets Attributable to
                                                        Common Shares
                                                            (assuming
                                                      the issuance of
                                                 Preferred Shares)(3)
          -----------------------------------------------------------
          Annual Expenses
             Management Fees..................          1.05%
             Other Expenses...................          0.32%(2)
             Total Annual Expenses............          1.37%
             Fee Waiver (Years 1-5)...........         (0.24)%(4)
             Net Annual Expenses (Years 1-5)..          1.13%(4)

--------
(1) You will pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.

(2) If the fund offers Preferred Shares, costs of that offering, estimated to be approximately 1.3% of the total dollar amount of the Preferred Share offering, will be borne immediately by Common Shareholders and result in a reduction of the net asset value of the Common Shares. Assuming the issuance of Preferred Shares in an amount equal to 38% of the Fund's capital (after their issuance) those offering costs are estimated to be approximately $800,000 or $0.12 per Common Share (0.80% of the offering price). These offering costs are not included among the expenses shown in this table.

(3) The table presented in this footnote estimates what the Fund's annual expenses would be stated as percentages of the Fund's net assets attributable to Common Shares but, unlike the table above, assumes that no Preferred Shares are issued or outstanding. This will be the case, for instance, prior to the Fund's expected issuance of Preferred Shares. In accordance with these assumptions, the Fund's expenses would be estimated to be as follows:

                                                     Percentage of Net
                                                Assets Attributable to
                                                         Common Shares
                                                          (assuming no
                                                  Preferred Shares are
                                                issued or outstanding)
         -------------------------------------------------------------
         Annual Expenses
             Management Fees...................          0.65%
             Other Expenses....................          0.15%
             Total Annual Expenses.............          0.80%
             Fees Waiver (Years 1-5)...........         (0.15)%(4)
             Net Annual Expenses (Years 1-5)...          0.65%(4)

(4) The Manager has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the annual rate of 0.15% of the Fund's average daily net assets from the commencement of operations through October 31, 2007 (i.e., roughly the first 5 years of Fund operations), 0.10% of average daily net assets in year 6 and 0.05% in year
    7. The Manager has not agreed to waive any portion of its fees and expenses beyond October 31, 2009. Without the fee waiver, "Net Annual Expenses" would be estimated to be 1.37% of average daily net assets attributable to Common Shares (assuming the issuance of Preferred Shares) and 0.80% of average daily net assets attributable to Common Shares (assuming no Preferred Shares are issued or outstanding). The Manager has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and all offering costs (other than the sales load) exceeds $0.03 per Common Share (0.20% of the offering price). The organizational expenses and offering costs to be paid by the Fund are not included among the expenses shown in the table. However, these expenses will be borne by Common Shareholders and result in a reduction of the net asset value of the Common Shares.

The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The Other Expenses shown in the table and related footnotes are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately 6.7 million Common Shares. See "Management of the Fund" and "Dividend reinvestment plan."

As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $45, estimated offering expenses of this offering of $2 and the estimated offering costs of issuing Preferred Shares assuming the Fund issues Preferred Shares representing 38% of the Fund's capital (after their issuance) of $8) that you would pay on a $1,000 investment in Common Shares, assuming the sales load and the offering expenses listed in the parenthetical above, and (a) total net annual expenses of 1.13% of net assets attributable to Common Shares (assuming the issuance of Preferred Shares) in years 1 through 5, increasing to 1.37% in years 8, 9 and 10, and (b) a 5% annual return (1):

                       1 Year 3 Years 5 Years 10 Years(2)
                       ----------------------------------
                        $66     $89    $114      $197

The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown.
--------
(1) The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in note 2 below, and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

(2) Assumes waiver of management fees at the annual rate of 0.10% of the Fund's average daily net assets in year 6, 0.05% in year 7 and no waiver in years 8, 9 and 10. The Manager has not agreed to waive any portion of the management fees it is entitled to receive from the Fund beyond October 31, 2009. See "Management of the Fund--Investment Management Agreement."

--------------------------------------------------------------------------------

The Fund

The Fund is a recently organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on August 20, 2002 pursuant to the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 1345 Avenue of the Americas, New York, New York 10105, and its telephone number is (212) 739-3369. The Fund is designed to provide tax benefits to investors who are residents of New York.

Use of proceeds

The net proceeds of the offering of Common Shares will be approximately $
(or $       if the Underwriters exercise the over-allotment option in full)
after payment of the estimated organizational and offering costs. The Manager has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and all offering costs (other than the sales load) exceeds $0.03 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in municipal bonds that meet its investment objective and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in high quality, short-term, tax-exempt securities, although the Fund may, if necessary, also invest in other high quality, short-term securities, including mortgage-backed and corporate debt securities, that may be either tax-exempt or taxable.

The Fund's investments

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide current income exempt from federal, New York State and New York City income tax. In pursuing this objective, PIMCO also seeks to preserve and enhance the value of the Fund's holdings relative to the municipal bond market generally, using proprietary analytical models that test and evaluate the sensitivity of those holdings to changes in interest rates and yield relationships.

PIMCO may at times believe that bonds associated with a particular municipal market sector (for example, electric utilities), issued by a particular municipal issuer, or having particular structural characteristics, are undervalued. PIMCO may purchase such a bond for the Fund's portfolio because it represents a market sector or issuer that PIMCO considers undervalued, even if the value of the particular bond appears to be consistent with the value of similar bonds. Municipal bonds of particular types (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund's investment in municipal bonds may be based on PIMCO's belief that their yield and/or total return potential is higher than that available on bonds bearing similar levels of interest rate risk, credit risk and other forms of risk, or that their value relative to the municipal bond market is less sensitive to these risks. The Fund attempts to increase its portfolio value relative to the municipal bond market generally by prudent selection of municipal bonds regardless of the direction the market may move. Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to Common Shareholders.


--------------------------------------------------------------------------------

The Fund's investments

--------------------------------------------------------------------------------



Under normal market conditions, the Fund will invest substantially all (at least 90%) of its net assets in New York Municipal Bonds.


Under normal market conditions, the Fund will invest at least 80% of its net assets in municipal bonds which are of investment grade quality at the time of investment, including bonds that are unrated but judged to be of investment grade quality by PIMCO. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or are unrated but judged to be of comparable quality by PIMCO. The Fund may invest up to 20% of its net assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by PIMCO. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "junk bonds." Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. Bonds in the lowest investment grade category may also be considered to possess some speculative characteristics by certain rating agencies. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, PIMCO may consider such factors as PIMCO's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A to the Statement of Additional Information. See "--Municipal Bonds" below for a general description of the economic and credit characteristics of municipal issuers in New York. The Fund may also invest up to 10% of its net assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. As a stockholder in an investment company, the Fund would bear its ratable share of that investment company's expenses in addition to the Fund's own expenses. See "--Other Investment Companies" below.

The Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's income. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Common Shares.

Upon PIMCO's recommendation, for temporary defensive purposes, the Fund may invest up to 100% of its net assets in high quality, short-term investments, including mortgage-backed and corporate debt securities, that may be either tax-exempt or taxable. The Fund may also invest without limit in these securities temporarily in order to keep the Fund's cash fully invested, including during the period in which the net proceeds of this offering are being invested. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to federal, New York State and New York City income taxes. For more information, see the Statement of Additional Information.

The Fund cannot change its investment objective without the approval of the holders of a "majority of the outstanding" Common Shares and Preferred Shares voting together as a single class, and of the


--------------------------------------------------------------------------------

The Fund's investments

--------------------------------------------------------------------------------

holders of a "majority of the outstanding" Preferred Shares voting as a separate class. A "majority of the outstanding" shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. See "Description of shares--Preferred Shares--Voting Rights" in this Prospectus and in the Statement of Additional Information under "Description of Shares--Preferred Shares--Voting Rights" for additional information with respect to the voting rights of holders of Preferred Shares.

The Fund will at all times seek to avoid bonds generating interest potentially subjecting individuals to the federal alternative minimum tax. Nonetheless, the Fund may not be successful in this regard and if you are, or as a result of an investment in the Fund would become, subject to the federal alternative minimum tax, the Fund may not be a suitable investment for you. Special alternative minimum tax rules apply to corporate holders. In addition, capital gain dividends will be subject to capital gains taxes. See "Tax matters."

The following provides additional information regarding the types of securities and other instruments in which the Fund will ordinarily invest. A more detailed discussion of these and other instruments and investment techniques that may be used by the Fund is provided under "Investment Objective and Policies" in the Statement of Additional Information.

MUNICIPAL BONDS

Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Fund will only purchase municipal bonds representing lease obligations where PIMCO believes the issuer has a strong incentive to continue making appropriations until maturity.

The New York Municipal Bonds in which the Fund will invest are generally issued by the State of New York, a city in New York, or a political subdivision, agency or instrumentality of such state or city.

The yields on municipal bonds depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

The Fund will invest primarily in municipal bonds with long-term maturities with the result that the weighted average maturity of the Fund will frequently be 15-30 years, although the weighted average maturity of obligations held by the Fund may be shorter at any time or from time to time depending on market conditions.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

The Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued


--------------------------------------------------------------------------------

The Fund's investments

--------------------------------------------------------------------------------


transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. The risk is in addition to the risk that the Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund's overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

STRUCTURED NOTES

The Fund may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting taxable and tax-exempt bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The Fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of the Fund's portfolio (and thereby decreasing the Fund's exposure to interest rate risk) and, in any event, that the interest income on the notes will normally be exempt from federal, New York State and New York City income tax. The Fund will only invest in structured notes if it has received an opinion of counsel for the issuer (or the advice of another authority believed by PIMCO to be reliable) that the interest income on the notes will be exempt from federal, New York State and New York City income tax. Like other sophisticated strategies, the Fund's use of structured notes may not work as intended; for example, the change in value of the structured notes may not match very closely the change in the value of bonds that the structured notes were purchased to hedge.

VARIABLE AND FLOATING RATE SECURITIES

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. While floaters provide a certain degree of protection against rising interest rates, the Fund will participate in any decline in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by changes in the difference between such prices or interest rates, as the case may be, of the respective securities.

RESIDUAL INTEREST MUNICIPAL BONDS (RIBS)

The Fund may also invest up to 10% of its total assets in RIBS, whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. An investment in RIBS typically will involve greater risk than an investment in a fixed rate bond. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBS have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. RIBS have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest


--------------------------------------------------------------------------------

The Fund's investments

--------------------------------------------------------------------------------

rates decline or remain relatively stable. Although volatile, RIBS typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. The Fund may also invest in RIBS for the purpose of increasing the Fund's leverage as a more flexible alternative to the issuance of Preferred Shares. Should short-term and long-term interest rates rise, the combination of the Fund's investment in RIBS and its use of other forms of leverage (including through the issuance of Preferred Shares or the use of other derivative instruments) likely will adversely affect the Fund's net asset value per share and income and distributions to shareholders. Trusts in which RIBS may be held could be terminated, in which case the residual bond holder would take possession of the underlying bond(s) on an unleveraged basis.

OTHER INVESTMENT COMPANIES

The Fund may invest up to 10% of its net assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or Preferred Shares, during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market, or when PIMCO believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by PIMCO or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. PIMCO will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

DERIVATIVES

The Fund may, but is not required to, use a variety of derivative instruments to add leverage to the portfolio, for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates and related indexes. Examples of derivative instruments that the Fund may use include RIBS, structured notes, options contracts, futures contracts, options on futures contracts, swap agreements, short sales and delayed delivery and forward commitment transactions. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See "Risks--Derivatives Risk." Certain types of derivative instruments that the Fund may utilize with some frequency are described elsewhere in this section, including those described under "--Structured Notes" and "--Residual Interest Municipal Bonds (RIBS)" above. Please see "Investment Objective and Policies--Derivative Instruments" in the Statement of Additional Information for additional information about these and other derivative instruments that the Fund may use and the risks associated with such instruments. Income earned by the Fund from many derivatives transactions will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. There is no assurance that these derivative strategies will be available at any time or that PIMCO will determine to use them for the Fund or, if


--------------------------------------------------------------------------------

The Fund's investments

--------------------------------------------------------------------------------

used, that the strategies will be successful. In addition, the Fund may be subject to certain restrictions on its use of derivative strategies imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Fund.

Please see "Investment Objective and Policies" in the Statement of Additional Information for additional information regarding the investments of the Fund and their related risks.

Preferred shares and related leverage

Subject to market conditions, approximately one to three months after the completion of the offering of the Common Shares, the Fund intends to offer Preferred Shares representing approximately 38% of the Fund's capital immediately after the issuance of the Preferred Shares. The Preferred Shares will have complete priority upon distribution of assets over the Common Shares. The issuance of Preferred Shares will leverage the Common Shares. Leverage involves special risks and there is no assurance that the Fund's leveraging strategies will be successful. Although the timing and other terms of the offering of the Preferred Shares will be determined by the Fund's Board of Trustees, the Fund expects to invest the net proceeds of the Preferred Shares principally in long-term municipal bonds. The Preferred Shares will pay dividends based on short-term rates (which would be redetermined periodically by an auction process). So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the Preferred Shares (after taking expenses into consideration), the leverage will allow Common Shareholders to receive a higher current rate of return than if the Fund were not leveraged.


Changes in the value of the Fund's municipal bond portfolio (including investments bought with the proceeds of the Preferred Shares offering) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to the Manager and PIMCO will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total net assets, including the proceeds from the issuance of Preferred Shares.


For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between and among the Common Shares and any series of Preferred Shares in proportion to total distributions paid to each class for the taxable year in which the net capital gain or other taxable income is realized. If net capital gain or other taxable income is allocated to Preferred Shares (instead of solely tax-exempt income), the Fund will have to pay higher total dividends to Preferred Shareholders or make dividend payments intended to compensate Preferred Shareholders for the unanticipated characterization of a portion of their dividends as taxable ("Gross-up Dividends"). This would reduce any advantage of the Fund's leveraged structure to Common Shareholders.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's total net assets is at least 200% of the liquidation value of the outstanding Preferred Shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund's total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total net assets satisfies the above-referenced 200% coverage requirement. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of at least 200%. If the Fund has Preferred Shares outstanding, two of the Fund's Trustees will be elected by


--------------------------------------------------------------------------------

Preferred shares and related leverage

--------------------------------------------------------------------------------

the holders of Preferred Shares, voting separately as a class. The remaining Trustees of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, Preferred Shareholders would be entitled to elect a majority of the Trustees of the Fund.

The Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede PIMCO from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

Assuming that the Preferred Shares will represent approximately 38% of the Fund's capital and pay dividends at an annual average rate of 2.00%, the income generated by the Fund's portfolio (net of expenses) would have to exceed 0.76% in order to cover such dividend payments. Of course, these numbers are merely estimates, used for illustration. Actual Preferred Share dividend rates will vary frequently and may be significantly higher than the rate identified above.


The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further assumes the issuance of Preferred Shares representing approximately 38% of the Fund's total capital, a 5.75% yield on the Fund's investment portfolio, net of expenses, and the Fund's currently projected annual Preferred Share dividend rate of 2.00%. See "Risks."


Assumed Portfolio Total Return.......... (10.00)% (5.00)%  0.00%  5.00% 10.00%
Common Share Total Return............... (17.20)% (9.20)% (1.20)% 6.80% 14.80%

Common Share total return is composed of two elements--the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on Preferred Shares) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the tax-exempt interest it receives on its municipal bond investments is entirely offset by losses in the value of those investments.

Other Forms of Leverage and Borrowings
In addition to the issuance of Preferred Shares, the Fund may use a variety of additional strategies to add leverage to the portfolio. These include the use of RIBS and other derivative instruments. By adding additional leverage, these strategies have the potential to increase returns to Common Shareholders, but also involve additional risks. Additional leverage will increase the volatility of the Fund's investment portfolio and could result in larger losses than if the strategies were not used.

Under the 1940 Act, the Fund generally is not permitted to engage in borrowings (including through the use of derivatives to the extent that these instruments constitute senior securities) unless immediately after a borrowing the value of the Fund's total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of


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                                                                             15

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Preferred shares and related leverage

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the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than borrowing, is at least 300% of such principal amount. If the Fund borrows, it intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle Preferred Shareholders to elect a majority of the Trustees of the Fund. Derivative instruments used by the Fund will not constitute senior securities (and will not be subject to the Fund's limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations. For instance, the Fund may cover its position in a forward purchase commitment by segregating liquid assets in an amount sufficient to meet the purchase price.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Risks

The net asset value of the Common Shares will fluctuate with and be affected by, among other things, market discount risk, interest rate risk, credit risk, state-specific risk, municipal bond market risk, reinvestment risk, leverage risk, inflation risk, liquidity risk, derivatives risk, management risk and non-diversification risk. An investment in Common Shares will also be subject to the risk associated with the fact that the Fund is newly organized. These risks are summarized below.

NEWLY ORGANIZED

The Fund is a newly organized, non-diversified, closed-end management investment company and has no operating history.

MARKET DISCOUNT RISK

Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

INTEREST RATE RISK

Interest rate risk is the risk that bonds (and the Fund's net assets) will decline in value because of changes in interest rates. Generally, municipal bonds will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the Common Shares will fluctuate with interest rate changes and the corresponding changes in the value of the Fund's municipal bond holdings. The value of the longer-term bonds in which the Fund generally invests normally fluctuates more in response to changes in interest rates than does the value of shorter-term bonds. Because the Fund will invest primarily in long-term bonds, the Common Share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term bonds. The Fund's use of leverage, as described below, will tend to increase Common Share interest rate risk. The Fund may invest up to 10% of its total assets in RIBS. Compared to similar fixed rate municipal obligations, the value of RIBS will fluctuate to a greater extent in response to changes in prevailing long-term interest rates. Moreover, the income earned on RIBS will


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16

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Risks

--------------------------------------------------------------------------------

fluctuate in response to changes in prevailing short-term interest rates. Thus, when RIBS are held by the Fund, an increase in short- or long-term market interest rates will adversely affect the income received from such bonds or the net asset value of the Fund's shares. The Fund may utilize certain strategies, including investments in structured notes, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful. See "How the Fund manages risk--Hedging and Related Strategies."

CREDIT RISK

The Fund could lose money if the issuer of a municipal bond, or the counterparty to a derivatives contract or other obligation, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In general, lower rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or dividends. The Fund may invest up to 20% of its net assets in municipal bonds that are rated Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by PIMCO. Bonds rated Ba/BB or B are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and these bonds are commonly referred to as "junk bonds." The prices of these lower grade bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Municipal bonds in the lowest investment grade category may also be considered to possess some speculative characteristics by certain rating agencies.

STATE-SPECIFIC RISK

As described above, under normal market conditions, the Fund will invest substantially all of its net assets in New York Municipal Bonds. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of New York State (the "State") and New York City (the "City") municipal bonds. The following information provides only a brief summary of the complex factors affecting the financial situation in the State and the City and is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State and the City. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State and the City, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.


The events of September 11, 2001 had a significant impact upon the State economy generally and more directly on that of the City. While the City and State expect, based on actions of the U.S. Congress and the President, that they will be fully reimbursed for the cost to recover from, clean up and repair the consequences of the World Trade Center attack, the City Comptroller reported in September 2002 that, of the more than $21 billion in federal aid promised for this effort, only $2.7 billion has actually been received. Furthermore, prior to September 11, the nation's and the State's economies had been weakening, and the loss of over 100,000 jobs in the City has produced material budgetary pressures including increases to later year budget gaps for the City and reductions to State surpluses. The City's unemployment rate increased to 8.0% in June 2002 from 5.7% a year earlier. The City Comptroller's Office has estimated the total cost of the attacks to the City to be between $83 billion and $95 billion.


New York State has historically been one of the wealthiest states in the nation. For decades, however, the State's economy grew more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence, as urban centers lost the more affluent to the suburbs and people and


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                                                                             17

Risks

--------------------------------------------------------------------------------

business migrated to the South and West. However, since 1999, prior to the impact of the events of September 11, the growth of the State's economy has equaled or exceeded national trends. The State has for many years had a very high state and local tax burden relative to other states. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State and remains an impediment to growth and job creation. The State's and the City's economies remain more reliant on the securities industry than is the national economy. As a result, the downturn in that industry prior to September 11 resulted in adverse changes in wage and employment levels.

The State ended its 2000-2001 fiscal year with a cash surplus of approximately $1.1 billion. In its January 22, 2002 quarterly update, in part as a result of the events of September 11, the State projected a decline in economic growth and lower employment levels in 2002. As a result of declines in State employment, Wall Street bonuses, and non-wage income levels, personal income is expected to decline in 2001-2002 and increase minimally in 2002-2003. In the quarterly update, the State Division of the Budget projected a closing balance in the General Fund of $2.1 billion in 2001-2002. The State noted that there are significant risk factors that could result in a reduction in economic activity statewide such as greater job losses, weaker financial markets and smaller bonus payments by Wall Street firms.


On May 15, 2002, the Governor and legislative leaders announced that they had come to an agreement on a final balanced 2002-03 State Budget (the "State Budget"). The State Budget was enacted on May 16, 2002 and included actions to close the budget gap previously identified in the State Executive Budget plus an additional $1.4 billion gap identified in March and April 2002. Under the State Budget, taxpayer-supported General Fund spending falls by $1 billion, or
2.4 percent. General Fund spending will total $40.2 billion. All funds spending will increase by less than 1 percent (0.8%) from that proposed in the State Executive Budget and will total $89.6 billion.



The State Budget includes a series of one-time actions to close a projected budget gap of $6.8 billion. These actions included using $1.2 billion of available cash reserves and other fund balances; implementing a tax amnesty program; offering early retirement to state workers; and converting hard dollar capital financing to bonding while reducing overall capital authorizations. The State's Tax Stabilization Reserve Fund, a fund to address unforeseen budget needs, will be maintained at $710 million.



Press reports in mid October 2002 have indicated that the State's budget gap for the 2002-03 and 2003-04 fiscal years may have grown substantially to between $10.0 billion and $12.0 billion. Neither the Governor, who is running for re-election, nor his principal challenger have provided any details on proposals to close an increased gap. The State's tax collections in the 2002 second calendar quarter lagged significantly behind the same period last year.



On April 17, 2002, the Mayor of the City released the City of New York Executive Budget (the "City Executive Budget") Fiscal Year 2003 (July 1, 2002 to June 30, 2003), which includes a financial plan for fiscal years 2003 through 2006. On June 21, 2002, the Mayor and the City Council adopted the City's budget for 2003 (the "City Budget") and the City's financial plan for the 2002 through 2006 fiscal years (the "City Financial Plan") which incorporated such City Executive Budget and financial plan. The City Budget and City Financial Plan included a number of steps to close a projected $5.0 billion budget gap for fiscal year 2003, including city agency cuts ranging up to 36%, staffing changes requiring union consent, stretching out some elements of the City's four year construction plan to five years, debt restructuring and asset sales and proposed State and federal initiatives to generate up to $2.2 billion of gap closing actions in fiscal year 2003 and an aggregate of $5.5 billion in fiscal years 2004 through



--------------------------------------------------------------------------------

Risks

--------------------------------------------------------------------------------


2006. The City Budget and City Financial Plan provide that the City's Transitional Finance Authority issue $1.5 billion of its general obligation bonds in fiscal year 2003 to help close the budget gap. As a result of extraordinary actions to address the impact of September 11, the City Executive Budget projected balanced budgets in the 2002 and 2003 fiscal years and budget gaps of $3.7 billion, $4.2 billion and $4.6 billion, respectively, for the 2004, 2005 and 2006 fiscal years prior to any gap closing actions. The Mayor proposed to close these outyear gaps through unspecified additional City agency cuts, federal and State initiatives and other actions.



On July 18, 2002, the Mayor announced that the City would have to cut an additional $1 billion of expenses from the 2003 fiscal year budget in order to deal with an increase in the 2003 budget gap. The Mayor instructed City agencies to provide proposals for cuts of 7.5% in their budgets for fiscal 2003 which will be announced in November 2002. The Mayor on October 18, 2002 announced that the projected budget gap for the 2004 fiscal year had grown to as much as $6.0 billion and that the projected budget gaps for fiscal years 2005 and 2006 had grown to $5.6 billion and $6.0 billion, respectively. As of October 23, 2002, due to an unanticipated drop in revenues, the City Council is projecting, and the Mayor's office has confirmed that there may be a new budget gap of approximately $1 billion in fiscal 2003. The City will not be able to close these gaps without additional significant state or federal aid according to the Mayor and City Comptroller, which given State and Federal budget constraints may not be forthcoming.



The City depends on aid from the State and federal government to both enable the City to balance its budget and to meet its cash requirements. The City Financial Plan provides for an additional $790 million in State and federal aid and actions in fiscal year 2003 alone, which given the size of the newly-projected shortfalls, is insufficient to balance the City's budget. Therefore, without a significant increase in State or federal aid for fiscal year 2003 or thereafter the Mayor may be required to propose significant additional spending reductions or tax increases to balance the City's budget.



According to the Mayor, budget cuts required to close these new gaps are not feasible because, of the City's total budget of approximately $42 billion, only $15 billion represent expenditures over which the City has direct control. The remaining $27 billion in spending is mandated by federal and state laws and would require legislation at other levels of government to change.



Since the budget gap may not be closed through cuts, the City may have to turn to tax and fee increases to cover a large portion of projected shortfalls. Experts and city officials have discussed, among other ideas, raising the property tax rate by 10%, adding a 10% surcharge onto the City income tax, reinstituting the commuter tax and increasing public transportation fees and bridge tolls. Estimates of the increased revenues from a combination of the property tax increase, income tax surcharge and reinstitution of the commuter tax are approximately $2 billion per year.



If the State, the State agencies, the City, other municipalities or school districts were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, or increasing the risk of a default, the market price of municipal bonds issued by such entities could be adversely affected.





As of July 18, 2002, Moody's rated the City's outstanding general obligation bonds A2, S&P rated such bonds A and Fitch rated such bonds A+. Such ratings reflect only the view of Moody's, S&P's and Fitch, from which an explanation of the significance of such ratings may be obtained. However, in November 2001, Moody's changed its rating of the City's outlook from stable to negative. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the



--------------------------------------------------------------------------------

Risks

--------------------------------------------------------------------------------

market prices of City bonds and could increase the City's borrowing costs. Moody's has given the State's general obligation bonds a rating of A2, S&P had given the bonds a rating of AA and Fitch had given the bonds a rating of AA. These ratings reflect the City's and the State's credit quality only, and do not indicate the creditworthiness of tax-exempt securities of other issuers in which the Fund may invest. Furthermore, it cannot be assumed that the City or the State will maintain their current credit ratings.

The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of New York Municipal Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such bonds held by the Fund are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of New York Municipal Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of New York Municipal Bonds, the market value or marketability of such bonds or the ability of the respective issuers of the bonds acquired by the Fund to pay interest on or principal of such bonds.

For a more detailed description of these and other risks affecting investment in New York Municipal Bonds, see "Appendix B--Factors Pertaining to New York" in the Statement of Additional Information.

MUNICIPAL BOND MARKET RISK

Investing in the municipal bond market involves certain risks. The amount of public information available about the municipal bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of PIMCO than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade bonds in which the Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of, and manage, the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt.

REINVESTMENT RISK

Reinvestment risk is the risk that income from the Fund's municipal bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or their overall return.


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20

Risks

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LEVERAGE RISK

Leverage risk includes the risk associated with the issuance of the Preferred Shares, if any, or the use of RIBS and other derivative instruments in order to leverage the Fund's portfolio. There can be no assurance that the Fund's leveraging strategies involving Preferred Shares or derivatives will be successful. Once the Preferred Shares are issued or other forms of leverage are used, the net asset value and market value of Common Shares will be more volatile, and the yield and total return to Common Shareholders will tend to fluctuate more in response to changes in interest rates and with changes in the short-term dividend rates on the Preferred Shares. The Fund anticipates that the Preferred Shares, at least initially, would likely pay cumulative dividends at rates determined over relatively short-term periods (such as seven days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedures. See "Description of shares--Preferred Shares." The rates of return on long-term municipal bonds are typically, although not always, higher than the rates of return on short-term municipal bonds. If the dividend rate on the Preferred Shares approaches the net rate of return on the Fund's investment portfolio, the benefit of leverage to Common Shareholders would be reduced. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to Common Shareholders than if the Fund were not leveraged. Because the longer-term bonds included in the Fund's portfolio will typically pay fixed rates of interest while the dividend rate on the Preferred Shares will be adjusted periodically, this could occur even when both long-term and short-term interest rates rise. In addition, the Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares. Furthermore, if the Fund has net capital gain or other taxable income that is allocated to Preferred Shares (instead of solely tax-exempt income), the Fund may have to pay higher total dividends or Gross-up Dividends to Preferred Shareholders, which would reduce any advantage of the Fund's leveraged structure to Common Shareholders without reducing the associated risk. See "Preferred shares and related leverage." The Fund cannot assure you that it will issue Preferred Shares or use other forms of leverage or, if used, that these strategies will result in a higher yield or return to Common Shareholders.

Similarly, any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, any leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged.
Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. The Fund might be in danger of failing to maintain the required 200% asset coverage or of losing its expected AAA/Aaa ratings on the Preferred Shares or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low municipal bond prices may result in capital loss and may reduce returns to Common Shareholders.

While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and Common Share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.


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                                                                             21

Risks

--------------------------------------------------------------------------------


The Fund may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. Such additional leverage may in certain market conditions serve to reduce the net asset value of the Fund's Common Shares and the returns to Common Shareholders.

The Fund may also invest up to 10% of its total assets in RIBS and may also invest in other derivative instruments, which may increase the Fund's leverage and, during periods of rising short-term interest rates, may adversely affect the Fund's net asset value per share and income and distributions to Common Shareholders. See "Residual Interest Municipal Bonds (RIBS)" and "Derivatives" under "The Fund's investments" and the Statement of Additional Information under "Investment Objective and Policies--Derivative Instruments."

INFLATION RISK

Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the Common Shares and distributions can decline, and the dividend payments on the Fund's Preferred Shares, if any, or interest payments on Fund borrowings, if any, may increase.

LIQUIDITY RISK

The Fund may invest up to 20% of its net assets in securities which are illiquid at the time of investment. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of illiquid securities. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when PIMCO believes it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid for these purposes.

DERIVATIVES RISK


Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). The Fund may invest in a variety of derivative instruments, such as RIBS, structured notes, options contracts, futures contracts, options on futures contracts, swap agreements, short sales and delayed delivery and forward commitment transactions. The Fund may use derivatives as a substitute for taking a position in an underlying portfolio security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives to add leverage to the portfolio. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, credit risk, leveraging risk and management risk, and are also subject to the risk of ambiguous documentation and physical custody. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Income earned by the Fund from many derivatives transactions will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions.



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MANAGEMENT RISK

The Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and the individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

NON-DIVERSIFICATION RISK

Because the Fund is classified as "non-diversified" under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer. As a result, to the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's investments." The Fund must satisfy certain asset diversification rules in order to qualify as a regulated investment company for federal income tax purposes.

CERTAIN AFFILIATIONS

Certain broker-dealers may be considered to be affiliated persons of the Fund, the Manager and/or PIMCO due to their possible affiliations with Allianz AG, the ultimate parent of the Manager and PIMCO. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

How the Fund manages risk

INVESTMENT LIMITATIONS

The Fund has adopted certain investment limitations designed to limit investment risk. These limitations (one of which is listed below) are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares and, if issued, Preferred Shares voting together as a single class, and the approval of the holders of a majority of the Preferred Shares voting as a separate class. Among other restrictions, the Fund may not concentrate its investments in a particular "industry", as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

The Fund would be deemed to "concentrate" its investments in a particular industry if it invested 25% or more of its net assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

The Fund may become subject to guidelines that are more limiting than the investment restriction set forth above and other restrictions set forth in the Statement of Additional Information in order to obtain and maintain ratings from Moody's, S&P and/or Fitch on the Preferred Shares that it intends to issue. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's Common Shareholders or the Fund's ability to achieve its investment objective. See "Investment Objective and Policies" and "Investment Restrictions" in the Statement of Additional Information for information about these guidelines and a complete list of the fundamental investment policies of the Fund.


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

How the Fund manages risk

--------------------------------------------------------------------------------


QUALITY OF INVESTMENTS

The Fund will invest at least 80% of its net assets in bonds of investment grade quality at the time of investment. Investment grade quality means that such bonds are rated by national rating agencies within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or are unrated but judged to be of comparable quality by PIMCO. Bonds in the lowest investment grade category may be considered to possess some speculative characteristics by certain rating agencies.

LIMITED ISSUANCE OF PREFERRED SHARES

Under the 1940 Act, the Fund could issue Preferred Shares having a total liquidation value (original purchase price of the shares being liquidated plus any accrued and unpaid dividends) of up to one-half of the value of the total net assets of the Fund. To the extent that the Fund has outstanding any senior securities representing indebtedness (such as through the use of derivative instruments that constitute senior securities), the aggregate amount of such senior securities will be added to the total liquidation value of any outstanding Preferred Shares for purposes of this asset coverage requirement. If the total liquidation value of the Preferred Shares plus the aggregate amount of such other senior securities were ever more than one-half of the value of the Fund's total net assets, the Fund would not be able to declare dividends on the Common Shares until such liquidation value and/or aggregate amount of other senior securities, as a percentage of the Fund's total assets, were reduced. The Fund intends to issue Preferred Shares representing approximately 38% of the Fund's total capital immediately after their issuance approximately one to three months after the completion of the offering of the Common Shares. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of the Fund's portfolio and will subject Common Shareholders to less income and net asset value volatility than if the Fund were more highly leveraged through Preferred Shares. It also gives the Fund flexibility to utilize other forms of leverage in addition to Preferred Shares from time to time in accordance with the 1940 Act asset coverage requirements (such as RIBS and other derivatives) that may be more efficient or cost effective sources of leverage than Preferred Shares under the circumstances. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep the liquidation value of the Preferred Shares plus the aggregate amount of other senior securities representing indebtedness below one-half of the value of the Fund's total net assets.

MANAGEMENT OF INVESTMENT PORTFOLIO AND CAPITAL STRUCTURE TO LIMIT LEVERAGE RISK

The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund's leverage begins (or is expected) to adversely affect Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average maturity or duration of its investment portfolio (by investing in short-term, high quality securities or implementing certain hedging strategies) or may extend the maturity of outstanding Preferred Shares. The Fund also may attempt to reduce leverage by redeeming or otherwise purchasing Preferred Shares or by reducing any holdings in RIBS or other instruments that create leverage. As explained above under "Risks--Leverage Risk," the success of any such attempt to limit leverage risk depends on PIMCO's ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may not be successful in managing its interest rate exposure in the manner described above.

If market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued Preferred Shares or Preferred Shares that the Fund previously issued but later repurchased, or utilize other forms of leverage, such as RIBS and other derivative instruments.


--------------------------------------------------------------------------------

How the Fund manages risk

--------------------------------------------------------------------------------


HEDGING AND RELATED STRATEGIES

The Fund may use various investment strategies designed to limit the risk of price fluctuations of its portfolio securities and to preserve capital. For instance, the Fund may invest in structured notes for the purpose of reducing the interest rate sensitivity of the Fund's portfolio and, thereby, decreasing the Fund's exposure to interest rate risk. The Fund currently intends that the income from structured notes will normally be exempt from federal, New York State and New York City income tax. See "The Fund's investments--Structured Notes" in this Prospectus. Other hedging strategies that the Fund may use include: financial futures contracts; short sales; swap agreements or options thereon; options on financial futures; and options based on either an index of municipal securities or taxable debt securities whose prices, PIMCO believes, correlate with the prices of the Fund's investments. Income earned by the Fund from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. If effectively used, hedging strategies will offset in varying percentages losses incurred on the Fund's investments due to adverse interest rate changes. There is no assurance that these hedging strategies will be available at any time or that PIMCO will determine to use them for the Fund or, if used, that the strategies will be successful. In addition, the Fund may be subject to certain restrictions on its use of hedging strategies imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Fund.

Management of the Fund

TRUSTEES AND OFFICERS

The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Manager and PIMCO. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

INVESTMENT MANAGER

The Manager serves as the investment manager of the Fund. Subject to the supervision of the Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. The Manager is located at 1345 Avenue of the Americas, New York, New York 10105.


Organized in 2000, the Manager provides investment management and advisory services to several closed-end and open-end investment company clients. As of September 30, 2002, the Manager had approximately $14.5 billion in assets under management. Allianz Dresdner Asset Management of America L.P. is the direct parent company of PIMCO Advisory Services Holdings LLC, of which the Manager is a wholly-owned subsidiary. As of June 30, 2002, Allianz Dresdner Asset Management of America, L.P. and its subsidiary partnerships, including PIMCO, had approximately $346 billion in assets under management.


The Manager has retained its affiliate, PIMCO, to manage the Fund's investments. See "--Portfolio Manager" below. The Manager and PIMCO are each majority-owned indirect subsidiaries of Allianz AG, a publicly traded German insurance and financial services company.


--------------------------------------------------------------------------------

Management of the Fund

--------------------------------------------------------------------------------


PORTFOLIO MANAGER

PIMCO serves as the portfolio manager for the Fund. Subject to the supervision of the Manager, PIMCO has full investment discretion and makes all determinations with respect to the investment of the Fund's assets.

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2002, PIMCO had approximately $275 billion in assets under management.

The Manager (and not the Fund) pays a portion of the fees it receives to PIMCO in return for its services, at the maximum annual rate of 0.50% of the Fund's average daily net assets (including assets attributable to any Preferred Shares that may be outstanding). PIMCO has contractually agreed to waive a portion of the advisory fee it is entitled to receive from the Manager such that PIMCO will receive 0.26% of the Fund's average daily net assets from the commencement of Fund operations through October 31, 2007 (i.e., roughly the first 5 years of Fund operations), 0.40% of average daily net assets in year 6, 0.45% in year 7 and 0.50% in each year thereafter.

Bill Gross, a founder of PIMCO, serves as Managing Director and Chief Investment Officer of PIMCO. In his role as Chief Investment Officer, he serves as the head of the Investment Committee, which oversees setting investment policy decisions, including duration positioning, yield curve management, sector rotation, credit quality and overall portfolio composition, for all PIMCO portfolios and strategies, including the Fund. The following individual at PIMCO has primary responsibility for the day-to-day portfolio management of the Fund:

                    Since                  Recent Professional Experience
------------------------------------------------------------------------------------
Mark V. McCray 2002 (Inception) Executive Vice President, PIMCO. Mr. McCray joined
                                PIMCO as a Portfolio Manager in 2000. Prior to that,
                                he was a bond trader from 1992-1999 at Goldman
                                Sachs & Co. where he was appointed Vice President in
                                1996 and named co-head of municipal bond trading in
                                1997 with responsibility for the firm's proprietary
                                account and supervised municipal bond traders.

Chris Dialynas, a Managing Director and senior member of PIMCO's investment strategy group, oversees Mr. McCray regarding the management of the Fund.

INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an investment management agreement between the Manager and the Fund (the "Investment Management Agreement"), the Fund has agreed to pay the Manager an annual management fee payable on a monthly basis at the annual rate of 0.65% of the Fund's average daily net assets (including net assets attributable to Preferred Shares) for the services and facilities it provides.

In addition to the fees of the Manager, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Preferred Shares, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.


--------------------------------------------------------------------------------

Management of the Fund

--------------------------------------------------------------------------------


The Manager has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund in the amounts, and for the time periods, set forth below (covering commencement of Fund operations through October 31, 2009):

                                   Percentage Waived (contractual                       Percentage Waived
                           annual rate as a percentage of average (annual rate as a percentage of average daily net assets attributable to Common daily net assets attributable to Common
                             Shares--assuming no Preferred Shares        Shares--assuming the issuance of
Period Ending October 31,              are issued or outstanding)                    Preferred Shares)(2)
---------------------------------------------------------------------------------------------------------
         2003(1).........                                   0.15%                                   0.24%
         2004............                                   0.15%                                   0.24%
         2005............                                   0.15%                                   0.24%
         2006............                                   0.15%                                   0.24%
         2007............                                   0.15%                                   0.24%
         2008............                                   0.10%                                   0.16%
         2009............                                   0.05%                                   0.08%

--------
(1) From the commencement of the Fund's operations.
(2) Assumes the issuance of Preferred Shares in an amount equal to 38% of the Fund's capital (after their issuance).

The Manager has not agreed to waive any portion of its fees beyond October 31, 2009.


Because the fees received by the Manager and PIMCO are based on the total net assets of the Fund (including assets represented by Preferred Shares and any leverage created thereby), the Manager and PIMCO have a financial incentive for the Fund to issue Preferred Shares, which may create a conflict of interest between the Manager and PIMCO and the holders of the Fund's Common Shares.


Net asset value

The net asset value ("NAV") of the Fund equals the total value of the Fund's portfolio investments and other assets, less any liabilities. For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indexes. For instance, a pricing service may recommend a fair market value based on prices of comparable municipal bonds. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

The NAV of the Fund will be determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day the New York Stock Exchange is open. Domestic debt securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agent after the Fund's NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund's NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation also may be required due to material events that occur after the close of the relevant market but prior to the NYSE Close.


--------------------------------------------------------------------------------

Distributions

--------------------------------------------------------------------------------


Distributions


Commencing with the first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a rate based upon the projected performance of the Fund. Distributions can only be made from net investment income after paying any accrued dividends to Preferred Shareholders. The dividend rate that the Fund pays will depend on a number of factors, including dividends payable on the Preferred Shares. The net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Over the course of each calendar year, substantially all the net investment income of the Fund will be distributed. At least annually, the Fund also intends to distribute to you your pro rata share of any available net capital gain. Initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Although it does not now intend to do so, the Board of Trustees may change the Fund's dividend policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund's undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on any outstanding Preferred Shares.


To permit the Fund to maintain a more stable monthly distribution, the Fund will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.

Dividend reinvestment plan

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the "Plan Agent"), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their shares to another bank or broker and continue to participate in the Plan. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor's behalf), will be paid in cash by check mailed, in the case of direct shareholders, to the record holder by PFPC Inc., as the Fund's dividend disbursement agent.

Unless you (or your broker or nominee) elects not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If Common Shares are trading at or above net asset value on the payment date, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or


--------------------------------------------------------------------------------

Dividend reinvestment plan

--------------------------------------------------------------------------------


(2) If Common Shares are trading below net asset value (minus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market) on the payment date, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, telephone number
(800) 331-1710.

Description of shares

COMMON SHARES

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares will be issued with a par value of $0.00001 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and, subject to matters discussed in "Anti-takeover and other provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions. See "--Preferred Shares" below.


--------------------------------------------------------------------------------

Description of shares

--------------------------------------------------------------------------------


The Common Shares have been authorized for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

The Fund's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because the Fund intends to have a leveraged capital structure. Net asset value will be reduced immediately following the offering by the amount of the sales load and organization and offering expenses paid by the Fund. The Manager has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and all offering costs (other than the sales load) exceeds $0.03 per Common Share.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest principally in investment grade municipal bonds have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. The Fund's

Declaration limits the ability of the Fund to convert to open-end status. See "Anti-takeover and other provisions in the Declaration of Trust."

Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that the Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Preferred shares and related leverage" and the Statement of Additional Information under "Repurchase of Common Shares; Conversion to Open-End Fund."

PREFERRED SHARES

The Declaration authorizes the issuance of an unlimited number of Preferred Shares. The Preferred Shares may be issued in one or more classes or series, with such par value and rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.

The Fund's Board of Trustees has indicated its intention to authorize an offering of Preferred Shares (representing approximately 38% of the Fund's capital immediately after the time the Preferred Shares are issued) approximately one to three months after completion of the offering of Common Shares. Any such decision is subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Shareholders described in this Prospectus. Although the terms of the Preferred Shares will be determined by the Board of Trustees (subject to applicable law and the Fund's Declaration) if and when it authorizes a Preferred Shares offering, the Board has determined that the Preferred Shares, at least initially, would likely pay cumulative dividends at rates determined over relatively short-term periods (such as seven days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the Preferred Shares will likely be as stated below.


--------------------------------------------------------------------------------

Description of shares

--------------------------------------------------------------------------------


As used in this Prospectus, unless otherwise noted, the Fund's "net assets" include assets of the Fund attributable to any outstanding Preferred Shares, with no deduction for the liquidation preference of the Preferred Shares. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of Preferred Shares from "net assets," so long as the Preferred Shares have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund's Preferred Shares will be treated as stock (rather than indebtedness).

Limited Issuance of Preferred Shares
Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. The liquidation value of the Preferred Shares is expected to be approximately 38% of the value of the Fund's total net assets. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep that fraction below one-half.

Distribution Preference
The Preferred Shares have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference
In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

Voting Rights
Preferred Shares are required to be voting shares. Except as otherwise provided in the Declaration or the Fund's Bylaws or otherwise required by applicable law, holders of Preferred Shares will vote together with Common Shareholders as a single class.

Holders of Preferred Shares, voting as a separate class, will also be entitled to elect two of the Fund's Trustees. The remaining Trustees will be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Preferred Shares, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Trustees until all dividends in arrears have been paid or declared and set apart for payment.

Redemption, Purchase and Sale of Preferred Shares

The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms also may state that the Fund may tender for or purchase Preferred Shares and resell any shares so tendered. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of Preferred Shares by the Fund will increase such leverage. See "Preferred shares and related leverage."

The discussion above describes the Board of Trustees' present intention with respect to a possible offering of Preferred Shares. If the Board of Trustees determines to authorize such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration and Bylaws.


--------------------------------------------------------------------------------

Anti-takeover and other provisions in the Declaration of Trust

--------------------------------------------------------------------------------


Anti-takeover and other provisions in the Declaration of Trust

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Fund's Trustees are divided into three classes. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

As described below, the Declaration grants special approval rights with respect to certain matters to members of the Board who qualify as "Continuing Trustees," which term means a Trustee who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund's operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

The Declaration requires the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and holders of at least seventy-five percent (75%) of the Fund's shares (including Common and Preferred Shares) to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation, or a sale or transfer of Fund assets, unless the transaction is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration, but may be required in certain cases under the 1940 Act). The Declaration also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). Also, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees. See "Anti-Takeover and Other Provisions in the Declaration of Trust" in the Statement of Additional Information for a more detailed summary of these provisions.

The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Fund's Bylaws.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.


--------------------------------------------------------------------------------

Anti-takeover and other provisions in the Declaration of Trust

--------------------------------------------------------------------------------


The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Bylaws, both of which are on file with the Securities and Exchange Commission.

Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

Repurchase of Common Shares; conversion to open-end fund

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund's Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the New York Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

Before deciding whether to take any action to convert the Fund to an open-end investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Common Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.


--------------------------------------------------------------------------------

Tax matters

--------------------------------------------------------------------------------


Tax matters

FEDERAL INCOME TAX MATTERS

The following federal income tax discussion is based on the advice of Ropes & Gray, counsel to the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing Treasury regulations, rulings published by the Internal Revenue Service (the "Service"), and other applicable authority, as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information.
There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes. See "--New York Tax Matters" below.

The Fund intends to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.

To satisfy the distribution requirement applicable to regulated investment companies, amounts paid as dividends by the Fund to its shareholders, including holders of its Preferred Shares, must qualify for the dividends-paid deduction. In certain circumstances, the Service could take the position that dividends paid on the Preferred Shares constitute preferential dividends under Section 562(c) of the Code, and thus do not qualify for the dividends-paid deduction.

If at any time when Preferred Shares are outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to Common Shareholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay a 4% federal excise tax (imposed on regulated investment companies that fail to distribute for a given calendar year, generally, at least 98% of their net investment income and capital gain net income) and income tax on undistributed income or gains, and may, in certain circumstances, prevent the Fund from qualifying for treatment as a regulated investment company. The Fund may redeem Preferred Shares in an effort to comply with the distribution requirement applicable to regulated investment companies and to avoid income and excise taxes.

The New York Municipal Bonds in which the Fund will invest are generally issued by the State of New York, a city in New York, or a political subdivision, agency, authority or instrumentality of such state or city. Thus, substantially all of the Fund's dividends to you will qualify as "exempt-interest dividends," which are not generally subject to federal income tax. An investment in the Fund may result in liability for federal alternative minimum tax for both individual and corporate shareholders. The Fund will at all times seek to avoid portfolio investments that pay interest that is taxable to individuals under the federal alternative minimum tax. Nonetheless, the Fund may not be successful in this regard and if you are, or as a result of an investment in the Fund would become, subject to the federal alternative minimum tax, the Fund may not be a suitable investment for you.

As described above in the section entitled "Preferred shares and related leverage," the terms of the Preferred Shares require, in certain circumstances, that the Fund distribute Gross-up Dividends to holders


--------------------------------------------------------------------------------

Tax matters

--------------------------------------------------------------------------------

of the Preferred Shares. It is anticipated that the allocation rules described in the noted section will, in a number of circumstances, require the Fund to distribute such Gross-up Dividends. Such Gross-up Dividends would reduce the amount available for distribution to Common Shareholders.

The Fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of any market discount that is other than de minimis will be included in the Fund's ordinary income and will be taxable to shareholders as such when it is distributed.

The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
For federal income tax purposes, distributions of investment income other than exempt interest dividends are taxable as ordinary income. Generally, gains realized by the Fund on the sale or exchange of investments will be taxable to its shareholders, even though the income from such investments generally will be tax-exempt. Whether distributions of capital gains are taxed as ordinary income or capital gains is determined by how long the Fund owned the investments that generated such capital gains, rather than how long a shareholder has owned his or her shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions of gains from the sale of investments that the Fund owned for more than one year will be taxable as capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan.

Any gain resulting from the sale or exchange of Fund shares will generally also be subject to tax. In addition, the exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. See "--New York Tax Matters" below.

The backup withholding tax rate is 30% for amounts paid during 2002 and 2003 if the Fund is required to apply backup withholding to taxable distributions payable to a shareholder. Please see "Tax Matters" in the Statement of Additional Information for additional information about the backup withholding tax rates for subsequent years.


--------------------------------------------------------------------------------

Tax matters

--------------------------------------------------------------------------------


NEW YORK TAX MATTERS

The following is a general, abbreviated summary of certain provisions of the applicable New York tax law as presently in effect as it directly governs the taxation of New York resident individual, corporate and unincorporated business holders of Common Shares of the Fund, based upon the advice of Edwards & Angell, LLP, special counsel to the Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes, other than New York City taxes, that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. The following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause the Fund's distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends received to the Fund's shareholders. The Fund will be subject to the New York Business Corporation franchise tax and the New York City general corporation tax only if it has a sufficient nexus with New York State or New York City. If it is subject to such taxes, it does not expect to pay a material amount of either tax. Distributions by the Fund that are attributable to interest on any obligation of New York and its political subdivisions or to interest on obligations of U.S. territories and possessions that are exempt from state taxation under federal law will not be subject to the New York State personal income tax or the New York City personal income or unincorporated business taxes. All other distributions, including distributions attributable to interest on obligations of the United States or its instrumentalities and distributions attributable to capital gains, will be subject to the New York State personal income tax and the New York City personal income and unincorporated business taxes.

All distributions from the Fund, regardless of source, will increase the taxable base of shareholders subject to the New York Business Corporation franchise tax or the New York City general corporation tax. Gain from the sale, exchange, or other disposition of Common Shares of the Fund will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business, and general corporation taxes. Common Shares of the Fund may be subject to New York State estate tax if owned by a New York decedent at the time of death. Common Shares of the Fund will not be subject to property taxes imposed by New York State or City. Interest on indebtedness incurred to purchase, or continued to carry, Common Shares of the Fund generally will not be deductible for New York State or New York City personal income tax purposes.

This section relates only to the federal and New York income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult with your tax advisor for more detailed information concerning New York State and New York City tax matters and as to the possible application of additional state and local income tax laws to Fund dividends and capital distributions. Please see "Tax Matters" in the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Underwriting

The underwriters named below (the "Underwriters"), acting through UBS Warburg LLC, 299 Park Avenue, New York, New York, as lead manager, and A.G. Edwards & Sons, Inc., RBC Dain Rauscher Incorporated, Wachovia Securities, Inc., Advest, Inc., Fahnestock & Co. Inc., H&R Block Financial Advisors, Inc., Janney Montgomery Scott LLC and Quick & Reilly, Inc. as their representatives (together with the lead manager, the "Representatives"), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund and the Manager, to purchase from the Fund the number of Common Shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all of such Common Shares (other than those covered by the over-allotment option described below) if any are purchased.

                                                              Number of
         Underwriters                                     Common Shares
         --------------------------------------------------------------
         UBS Warburg LLC.................................
         A.G. Edwards & Sons, Inc........................
         RBC Dain Rauscher Incorporated..................
         Wachovia Securities, Inc........................
         Advest, Inc.....................................
         Fahnestock & Co. Inc............................
         H&R Block Financial Advisors, Inc...............
         Janney Montgomery Scott LLC.....................
         Quick & Reilly, Inc.............................
                                                              ---------
            Total........................................
                                                              =========

The Fund has granted to the Underwriters an option, exercisable for 45 days
from the date of this Prospectus, to purchase up to an additional        Common
Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering Underwriting over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter's initial commitment.

The Fund has agreed to pay a commission to the Underwriters in the amount of up
to $       per Common Share (  % of the public offering price per Common
Share). The Representatives have advised the Fund that the Underwriters may pay
up to $       per Common Share from such commission to selected dealers who sell the Common Shares and that such dealers may reallow a concession of up to
$       per Common Share to certain other dealers who sell shares. Investors
must pay for any Common Shares purchased on or before       , 2002.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, the Manager and the Representatives. There can be no assurance, however, that the price at which Common Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The minimum investment requirement is 100 Common Shares.

The Fund and the Manager have agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.


--------------------------------------------------------------------------------

Underwriting

--------------------------------------------------------------------------------


The Fund has agreed not to offer, sell or register with the Securities and Exchange Commission any equity securities of the Fund, other than issuances of Common Shares, including pursuant to the Fund's Dividend Reinvestment Plan, and issuances in connection with any offering of Preferred Shares, each as contemplated in this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

The Representatives have informed the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

In connection with this offering, the Underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Common Shares and syndicate short positions involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase from the Fund in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account, may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the New York Stock Exchange or otherwise.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

UBS Warburg LLC will pay to Underwriters that meet certain minimum sales thresholds during this offering or in combination with other contemporaneous offerings an annual fee equal to 0.10% of the average daily net asset value of the Fund (including assets attributable to any preferred shares of the Fund that may be outstanding) multiplied by the percentage of the Common Shares sold by the qualifying Underwriter. Such minimum sales thresholds may be waived in the sole discretion of UBS Warburg LLC. These fee payments will remain in effect only so long as the Investment Management Agreement remains in effect between the Fund and the Manager or any successor in interest or affiliate of the Manager, as and to the extent that such Investment Management Agreement is renewed periodically in accordance with the 1940 Act. UBS Warburg LLC will limit the amount of such fee payments such that the total amount of such fee payments and the sales loads paid to such qualifying Underwriters will not exceed any sales charge limits (which the Underwriters currently understand to be 9.0%) under the rules of the National Association of Securities Dealers, Inc., as then in effect.

As described below under "Shareholder servicing agent, custodian and transfer agent," UBS Warburg LLC will provide shareholder services to the Fund pursuant to a shareholder servicing agreement with the Manager.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Shareholder servicing agent, custodian and transfer agent

The Manager (and not the Fund) has agreed to pay from its own assets to UBS Warburg LLC a shareholder servicing fee (the "Shareholder Servicing Fee") at an annual rate of 0.10% of the average daily net asset value of the Fund (including assets attributable to any preferred shares of the Fund that may be outstanding) pursuant to a shareholder servicing agreement between the Manager and UBS Warburg LLC (the "Shareholder Servicing Agreement"). Pursuant to the Shareholder Servicing Agreement, UBS Warburg LLC will: (i) undertake to make public information pertaining to the Fund on an ongoing basis and to communicate to investors and prospective investors the Fund's features and benefits (including periodic seminars or conference calls, responses to questions from current or prospective shareholders and specific shareholder contact where appropriate); (ii) make available to investors and prospective investors market price, net asset value, yield and other information regarding the Fund, if reasonably obtainable, for the purpose of maintaining the visibility of the Fund in the investor community; (iii) at the request of the Manager, provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of the Fund, and consult with representatives and Trustees of the Fund in connection therewith, which information and reports shall include: (a) statistical and financial market information with respect to the Fund's market performance and (b) comparative information regarding the Fund and other closed-end management investment companies with respect to (1) the net asset value of their respective shares,
(2) the respective market performance of the Fund and such other companies and
(3) other relevant performance indicators; and (iv) at the request of the Manager, provide information to and consult with the Board of Trustees with respect to applicable modifications to dividend policies or capital structure, repositioning or restructuring of the Fund, conversion of the Fund to an open-end investment company, or a Fund liquidation or merger; provided, however, that under the terms of the Shareholder Servicing Agreement, UBS Warburg LLC is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. Under the terms of the Shareholder Servicing Agreement, UBS Warburg LLC is relieved from liability to the Manager for any act or omission in the course of its performances under the Shareholder Servicing Agreement in the absence of gross negligence or willful misconduct. The Shareholder Servicing Agreement will remain in effect so long as the Investment Management Agreement remains in effect between the Fund and the Manager or any successor in interest or affiliate of the Manager, as and to the extent that such Investment Management Agreement is renewed periodically in accordance with the 1940 Act.

The custodian of the assets of the Fund is State Street Bank and Trust Co., 225 Franklin Street, Boston, Massachusetts 02110. The Custodian performs custodial and fund accounting services.

PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund's transfer agent, registrar and dividend disbursement agent, as well as agent for the Fund's Dividend Reinvestment Plan.

Legal matters

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Ropes & Gray, Boston, Massachusetts, and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom (Illinois), Chicago, Illinois, and its affiliated entities.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of contents for the
Statement of Additional Information

    Use of Proceeds......................................................   3
    Investment Objective and Policies....................................   3
    Investment Restrictions..............................................  27
    Management of the Fund...............................................  29
    Investment Manager and Portfolio Manager.............................  38
    Portfolio Transactions...............................................  43
    Distributions........................................................  45
    Description of Shares................................................  46
    Anti-Takeover and Other Provisions in the Declaration of Trust.......  49
    Repurchase of Common Shares; Conversion to Open-End Fund.............  51
    Tax Matters..........................................................  53
    Performance Related and Comparative Information......................  59
    Custodian, Transfer Agent and Dividend Disbursement Agent............  60
    Independent Accountants..............................................  60
    Counsel..............................................................  60
    Registration Statement...............................................  60
    Report of Independent Accountants....................................  61
    Financial Statements.................................................  62
    Appendix A--Description of Securities Ratings........................ A-1
    Appendix B--Factors Pertaining to New York........................... B-1
    Appendix C--Performance Related and Comparative and Other Information C-1


--------------------------------------------------------------------------------

[LOGO] PIMCO
FUNDS

     The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                 SUBJECT TO COMPLETION - DATED OCTOBER 28, 2002



                   PIMCO NEW YORK MUNICIPAL INCOME FUND III

                       STATEMENT OF ADDITIONAL INFORMATION


                                October 28, 2002


     PIMCO New York Municipal Income Fund III (the "Fund") is a newly organized, non-diversified, closed-end management investment company.


     This Statement of Additional Information relating to common shares of the Fund ("Common Shares") is not a prospectus, and should be read in conjunction with the Fund's prospectus relating thereto dated October 28, 2002 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling
(800) 331-1710. You may also obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission ("SEC").
 ------------------



     Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS

USE OF PROCEEDS                                                               3
INVESTMENT OBJECTIVE AND POLICIES                                             3
INVESTMENT RESTRICTIONS                                                      27
MANAGEMENT OF THE FUND                                                       29
INVESTMENT MANAGER AND PORTFOLIO MANAGER                                     38
PORTFOLIO TRANSACTIONS                                                       43
DISTRIBUTIONS                                                                45
DESCRIPTION OF SHARES                                                        46
ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST               49
REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND                     51
TAX MATTERS                                                                  53
PERFORMANCE RELATED AND COMPARATIVE INFORMATION                              59
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT                    60
INDEPENDENT ACCOUNTANTS                                                      60
COUNSEL                                                                      60
REGISTRATION STATEMENT                                                       60
REPORT OF INDEPENDENT ACCOUNTANTS                                            61
FINANCIAL STATEMENTS                                                         62
APPENDIX A - Description of Securities Ratings                               A-1
APPENDIX B - Factors Pertaining to New York                                  B-1
APPENDIX C - Performance Related and Comparative and Other Information       C-1



       This Statement of Additional Information is dated October 28, 2002.

                                 USE OF PROCEEDS

     The net proceeds of the offering of Common Shares of the Fund will be approximately $____________ (or $____________ if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.


     On behalf of the Fund, PIMCO Funds Advisors LLC (to be renamed PIMCO Advisors Fund Management LLC effective October 31, 2002) (the "Manager"), the Fund's investment manager, has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and all offering costs (other than the sales load) exceeds $0.03 per Common Share.

     Pending investment in Municipal Bonds (as hereinafter defined) that meet the Fund's investment objective and policies, it is anticipated that the net proceeds of the offering will be invested in high quality, short-term, tax-exempt securities. If necessary to invest fully the net proceeds of the offering immediately, the Fund may also purchase high quality, short-term securities, including mortgage-backed and corporate debt securities, the income on which is subject to regular federal, New York State and New York City income tax.

                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective and general investment policies of the Fund are described in the Prospectus. Additional information concerning the characteristics of certain of the Fund's investments is set forth below.

Municipal Bonds


     Under normal market conditions, the Fund will invest substantially all (at least 90%) of its net assets in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio manager to be reliable), is exempt from federal, New York State and New York City income taxes. The Fund will at all times seek to avoid bonds generating interest potentially subjecting individuals to the alternative minimum tax. "Municipal Bonds" as used in this Statement of Additional Information refers generally to municipal bonds which pay interest that is exempt from federal income tax.


     Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The Municipal Bonds that the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

     The Fund will invest at least 80% of its net assets in Municipal Bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated within the four highest grades (Baa or BBB or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P") or Fitch, Inc. ("Fitch")) or bonds that are unrated but judged to be of comparable quality by the Fund's portfolio manager, Pacific Investment Management Company LLC ("PIMCO"). The Fund may invest up to 20% of its net assets in Municipal Bonds that, at the time of investment, are rated Ba/BB or B by Moody's, S&P or Fitch or unrated but judged to be of comparable quality by PIMCO. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "junk bonds." For a description of the risks associated with lower quality securities, see "High Yield Securities (`Junk Bonds')" below.


     The Fund will invest primarily in Municipal Bonds with long-term maturities with the result that the weighted average maturity of the Fund will frequently be 15-30 years, although the weighted average maturity of obligations held by the Fund may be shorter at any time or from time to time depending on market conditions. As a result, the Fund's portfolio at any given time may include both long-term and intermediate-term Municipal Bonds. Moreover, for temporary defensive purposes (e.g., during times when PIMCO believes that temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term Municipal Bonds are available), the Fund may invest any percentage of its net assets in high quality, short-term investments, including mortgage-backed and corporate debt securities, that may be either tax-exempt or taxable, and up to 10% of its net assets in securities of open- or closed-end investment companies that invest primarily in Municipal Bonds of the type in which the Fund may invest directly. The Fund may also invest without limit in these securities temporarily in order to keep the Fund's cash fully invested, including periods during which the net proceeds of the offering are being invested. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. See "Tax Matters" for information relating to the allocation of taxable income between and among Common Shares and any series of the Fund's preferred shares (called "Preferred Shares" herein), if any. Tax-exempt short-term investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such Municipal Bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Fund will invest only in taxable short-term investments that are U.S. government securities or securities rated within the four highest grade by Moody's, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for a general description of Moody's, S&P's and Fitch's ratings of securities in such categories. Taxable short-term investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See "-Short-Term Investments/Temporary Defensive Strategies." To the extent the Fund invests in taxable investments, the Fund will not at such times be in a position to achieve its investment objective.

     Also included within the general category of Municipal Bonds in which the Fund may invest are participations in lease obligations or installment purchase contract obligations of municipal authorities or entities ("Municipal Lease Obligations"). Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses that provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a Municipal Lease Obligation, PIMCO will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other Municipal Bonds. The Fund may also purchase unrated lease obligations if determined by PIMCO to be of comparable quality to rated securities in which the Fund is permitted to invest.

     The Fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. The Fund may invest up to 20% of its net assets in securities which are illiquid at the time of investment, including unmarketable private placements.

     Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

     The Fund may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements ("SBPAs"). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of the Fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been low to date and municipal bond insurers have ordinarily met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

     The Fund also may invest in participation interests. Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The Fund will invest in such securities only if they are deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt.

     The Fund may also invest up to 10% of its total assets in residual interest municipal bonds, which may involve leverage and related risks. See "-Residual Interest Municipal Bonds (RIBS)" below.

     The Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

     Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

     The Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Fund may also sell Municipal Bonds due to changes in PIMCO's evaluation of the issuer. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund's ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

     Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that made available by corporations whose securities are publicly traded.

     Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's Municipal Bonds in the same manner. The Fund will be particularly subject to these risks because it focuses its investments in a particular state.

Factors Pertaining to New York

     Factors pertaining to New York are set forth in Appendix B.

Residual Interest Municipal Bonds (RIBS)

     The Fund may also invest up to 10% of its total assets in residual interest Municipal Bonds ("RIBS") whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. RIBS are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. An investment in RIBS typically will involve greater risk than an investment in a fixed rate bond. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBS have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. RIBS have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBS typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. The Fund may also invest in RIBS for the purpose of increasing the Fund's leverage as a more flexible alternative to the issuance of Preferred Shares. Should short-term and long-term interest rates rise, the combination of the Fund's investment in RIBS and its use of other forms of leverage (including through the issuance of Preferred Shares or the use of other derivative instruments) likely will adversely affect the Fund's net asset value per share and income, distributions and total returns to shareholders. Trusts in which RIBS may be held could be terminated, in which case the residual bond holder would take possession of the underlying bond(s) on an unleveraged basis.

Short-Term Investments / Temporary Defensive Strategies

     Upon PIMCO's recommendation, for temporary defensive purposes, the Fund may invest up to 100% of its net assets in high quality, short-term investments, including mortgage-backed and corporate debt securities, that may be either tax-exempt or taxable. The Fund may also invest without limit in these securities temporarily in order to keep the Fund's cash fully invested, including during the period in which the net proceeds of the offering are being invested. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. To the extent the Fund invests in taxable short-term investments, the Fund will not at such times be in a position to achieve its investment objective of providing current income exempt from federal income tax.

     Short-Term Taxable Fixed Income Securities
     ------------------------------------------

     Short-term taxable fixed income investments are defined to include, without limitation, the following:

          (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include, without limitation, securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

          (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured.

          (3) Repurchase agreements, which involve purchases of debt securities. A repurchase agreement is a contractual agreement whereby the seller of securities (e.g., U.S. government securities) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that PIMCO believes present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. PIMCO will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price.

          (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. PIMCO will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated investment grade by a major rating agency, or unrated but determined by PIMCO to be of comparable quality, and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

     Short-Term Tax-Exempt Fixed Income Securities
     ---------------------------------------------

     Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

     Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers that are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term Municipal Bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

     Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

     Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

     Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

     Tax-Exempt Commercial Paper ("Municipal Paper") represents very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of Municipal Paper may be made from various sources, to the extent the funds are available therefrom. Maturities of Municipal Paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.


     Certain Municipal Bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime rate or a tax-exempt money market index.


     While the various types of notes described above as a group currently represent the major portion of the tax-exempt note market, other types of notes are or may become available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

High Yield Securities ("Junk Bonds")

     The Fund may invest up to 20% of its net assets in Municipal Bonds that, at the time of investment, are rated Ba/BB or B by Moody's, S&P or Fitch or unrated but judged to be of comparable quality by PIMCO. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "high yield securities" or "junk bonds." Issuers of bonds rated Ba/BB or

B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal bonds rated Baa or BBB are considered "investment grade" securities, although such bonds may be considered to possess some speculative characteristics. Municipal Bonds rated AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest.

     High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments and, therefore, carry greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy and increased market price volatility.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. PIMCO seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

     The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on PIMCO's research and analysis when investing in high yield securities. PIMCO seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

     A general description of Moody's, S&P's and Fitch's ratings of securities (including Municipal Bonds) is set forth in Appendix A hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. PIMCO does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

     The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, PIMCO may consider such factors as PIMCO's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities.

Municipal Warrants

     The Fund may invest in municipal warrants, which are essentially call options on Municipal Bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. The Fund might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.

Mortgage-Backed Securities

     The Fund may invest in mortgage-backed securities. Mortgage-backed securities in which the Fund may invest include fixed and adjustable rate mortgage pass-through securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

     The value of mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities without such prepayment features. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-backed security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Variable and Floating Rate Securities

     Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

     The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a municipal bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

     The Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Structured Notes and Other Hybrid Instruments


     The Fund may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting taxable and tax-exempt bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The Fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of the Fund's portfolio (and, thereby, decreasing the Fund's exposure to interest rate risk) and, in any event, that the interest income on the notes will normally be exempt from federal, New York State and New York City income tax. Like other sophisticated strategies, the Fund's use of structured notes may not work as intended; for example, the change in the value of the structured notes may not match very closely the change in the value of bonds that the structured notes were purchased to hedge.


     The Fund may invest in other types of "hybrid" instruments that combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

     Certain issuers of structured products, such as hybrid instruments, may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Municipal Market Data Rate Locks

     The Fund may purchase and sell Municipal Market Data Rate Locks ("MMD Rate Locks"). An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between the Fund and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite of the direction anticipated by the Fund.

Borrowing

     The Fund may borrow money to the extent permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time. The Fund may from time to time borrow money to add leverage to the portfolio. The Fund may also borrow money for temporary administrative purposes.

     Under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund's total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than borrowing, is at least 300% of such principal amount. If the Fund borrows, it intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle holders of Preferred Shares ("Preferred Shareholders") to elect a majority of the Trustees of the Fund.

     As described elsewhere in this section, the Fund also may enter into certain transactions, including RIBS and other derivative instruments that can constitute a form of borrowing or financing transaction by the Fund. The Fund may enter into these transactions in order to add leverage to the portfolio. The Fund may (but is not required to) cover its commitment under these instruments by the segregation of assets determined to be liquid by PIMCO in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment, or by entering into offsetting transactions or owning positions covering its obligations. In that case, the instruments will not be considered "senior securities" under the 1940 Act for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund's issuance of Preferred Shares. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Derivative Instruments

     In pursuing its investment objective, the Fund may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts ("futures options") to add leverage to the portfolio, for hedging purposes or as part of its overall investment strategy. The Fund also may enter into swap agreements with respect to interest rates, securities indexes and other assets and measures of risk or return. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund's investment objective.

     The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

     The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If PIMCO incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. Furthermore, the Fund may be subject to certain restrictions on its use of derivative strategies imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Fund. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. Income earned by the Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions.


     Options on Securities, Swap Agreements and Indexes. The Fund may purchase and sell both put and call options on securities, swap agreements or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

     An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     The Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is
(i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees.

     If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     Futures Contracts and Options on Futures Contracts. The Fund may invest in interest rate futures contracts and options thereon ("futures options"). The Fund may also purchase and sell futures contracts on Municipal Bonds and U.S. government and agency securities, as well as purchase put and call options on such futures contracts.

     A securities or interest rate futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or financial instrument representative of interest rate fluctuations at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and the Bond Buyer 40 Bond Index. It is expected that other futures contracts will be developed and traded in the future.

     The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which the Fund avoids being deemed a "commodity pool" or a "commodity pool operator," the Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's Municipal Bonds or the price of the bonds that the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system. The Fund may also enter into OTC options on futures contracts.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Limitations on Use of Futures and Futures Options. As noted above, the Fund generally intends to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's liquidation value, after taking into account unrealized profits and unrealized losses on any such contracts into which the Fund has entered. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

     When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund's obligations under futures contracts and related options, such use will not eliminate the leverage risk arising from such use, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.

     The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Tax Matters."

     Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures contracts on U.S. government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund's holdings of Municipal Bonds. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Swap Agreements. The Fund may enter into swap agreements with respect to interest rates, indexes of securities and other assets or measures of risk or return. The Fund may also enter into options on swap agreements ("swaptions"). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions.

     Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). The Fund may use swap agreements to add leverage to the portfolio. The Fund may (but is not required to) cover any accrued but unpaid net amounts owed to a swap counterparty through the segregation of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities and borrowings.

     Whether the Fund's use of swap agreements or swaptions will be successful in furthering its investment objective will depend on PIMCO's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA.

Short Sales

     The Fund may make short sales of securities as part of its overall portfolio management strategy and to offset potential declines in long positions in securities in the Fund's portfolio. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. Although short sale transactions are not currently available with respect to Municipal Bonds, the Fund may engage in short sales on taxable bonds and on futures contracts with respect to Municipal Bonds and taxable bonds.

     When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may also engage in so-called "naked" short sales (i.e., short sales that are not "against the box"), in which case the Fund's losses could theoretically be unlimited, in cases where the Fund is unable for whatever reason to close out its short position. The Fund has the flexibility to engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Illiquid Securities

     The Fund may invest up to 20% of its net assets in securities which are illiquid at the time of investment. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

     Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Portfolio Trading and Turnover Rate

     Portfolio trading may be undertaken to accomplish the investment objective of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what PIMCO believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, or to recognize a gain.

     A change in the securities held by the Fund is known as "portfolio turnover." PIMCO manages the Fund without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Transactions in the Fund's portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

     The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less.

Other Investment Companies

     The Fund may invest up to 10% of its net assets in securities of open-or closed-end investment companies that invest primarily in Municipal Bonds of the types in which the Fund may invest directly. The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or Preferred Shares, during periods when there is a shortage of attractive, high-yielding Municipal Bonds available in the market, or when PIMCO believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by PIMCO or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's management fees with respect to assets so invested. Holders of Common Shares ("Common Shareholders") would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. PIMCO will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available Municipal Bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in the Prospectus and herein. As described in the Fund's Prospectus in the section entitled "Risks-Leverage Risk," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

When-Issued, Delayed Delivery and Forward Commitment Transactions

     The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

     When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

     When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Zero-Coupon Bonds and Step-Ups

     Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, "step-up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds and step-ups generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds and step-ups. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds and step-ups may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if issued, Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class:

          (1) Concentrate its investments in a particular "industry," as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

          (2) Purchase or sell real estate, although it may purchase securities (including Municipal Bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

          (3) Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

          (4) Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

          (5) Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

          (6) Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.


     In addition, as a fundamental policy, the Fund must, under normal circumstances, invest at least 80% of its Assets (as that term is defined in Rule 35d-1 under the Investment Company Act of 1940, as amended), measured at the time of investment, in investments the income from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio manager to be reliable), exempt from federal and New York state income taxes. For purposes of this policy, the Fund may count investments that generate income subject to the alternative minimum tax toward the 80% investment requirement. Rule 35d-1 currently defines "Assets" to mean "net assets, plus the amount of any borrowings for investment purposes."


     For purposes of the foregoing and "Description of Shares-Preferred Shares-Voting Rights" below, "majority of the outstanding," when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

     Unless otherwise indicated, all limitations applicable to the Fund's investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by PIMCO to be of comparable quality), or change in the percentage of the Fund's total assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund's investment portfolio, resulting from market fluctuations or other changes in the Fund's total assets, will not require the Fund to dispose of an investment until PIMCO determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that rating agencies assign different ratings to the same security, PIMCO will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

     Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

     The Fund would be deemed to "concentrate" in a particular industry if it invested 25% or more of its net assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

     To the extent the Fund covers its commitment under a derivative instrument by the segregation of assets determined by PIMCO to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment, such instrument will not be considered a "senior security" for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund's issuance of Preferred Shares.

     The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

     The Fund intends to apply for ratings for its Preferred Shares from Moody's, S&P and/or Fitch. In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by Moody's, S&P and/or Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on Common Shareholders or its ability to achieve its investment objective. The Fund presently anticipates that any Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's ("Aaa"), S&P ("AAA") and/or Fitch ("AAA"), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Fund. Moody's, S&P and Fitch receive fees in connection with their ratings issuances.

                             MANAGEMENT OF THE FUND

Trustees and Officers

     The business of the Fund is managed under the direction of the Fund's Board of Trustees. Subject to the provisions of the Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration"), its Bylaws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund's officers.

     The Trustees and officers of the Fund, their ages, the position they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. Except as shown, each Trustee's and officer's principal occupation and business experience for the last five years has been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o PIMCO Funds Advisors LLC, 1345 Avenue of the Americas, New York, New York 10105.


                              Independent Trustees
                              --------------------


         (1)               (2)         (3)                  (4)                       (5)             (6)
  Name, Address and    Position(s)   Term of       Principal Occupation(s)         Number of         Other
         Age            Held with   Office and     During the Past 5 Years       Portfolios in   Directorships
                          Fund      Length of                                        Fund           Held by
                                   Time Served                                     Complex          Trustee
                                                                                 Overseen by
                                                                                   Trustee
Paul Belica             Trustee    Since         Trustee, Fixed Income           12              None.
Age 81                             inception     SHares, PIMCO Corporate
                                   (September,   Income Fund, PIMCO
                                   2002).        Municipal Income Fund,
                                                 PIMCO California Municipal
                                                 Income Fund, PIMCO New York
                                                 Municipal Income Fund,
                                                 PIMCO Municipal Income Fund
                                                 II, PIMCO California Municipal
                                                 Income Fund II, PIMCO New York
                                                 Municipal Income Fund II,
                                                 PIMCO Municipal Income Fund
                                                 III, PIMCO California
                                                 Municipal Income Fund III and
                                                 PIMCO New York

                                                         Municipal Income Fund
                                                         III; Manager, Stratigos
                                                         Fund, LLC, Whistler
                                                         Fund, LLC, Xanthus
                                                         Fund, LLC and Wynstone
                                                         Fund, LLC; Director,
                                                         Student Loan Finance
                                                         Corp., Education Loans,
                                                         Inc., Goal Funding,
                                                         Inc., Surety Loan
                                                         Funding, Inc. Formerly,
                                                         Advisor, Salomon Smith
                                                         Barney Inc.; Director,
                                                         Central European Value
                                                         Fund, Inc., Deck House
                                                         Inc., The Czech Republic
                                                         Fund, Inc.

Robert E. Connor           Trustee         Since         Trustee, Fixed Income         13           None.
Age 68                                   inception       SHares, PIMCO Corporate
                                         (September,     Income Fund, PIMCO
                                            2002).       Municipal Income Fund,
                                                         PIMCO California
                                                         Municipal Income Fund,
                                                         PIMCO New York
                                                         Municipal Income Fund,
                                                         PIMCO Municipal Income
                                                         Fund II, PIMCO
                                                         California Municipal
                                                         Income Fund II, PIMCO
                                                         New York Municipal
                                                         Income Fund II, PIMCO
                                                         Municipal Income Fund
                                                         III, PIMCO California
                                                         Municipal Income Fund
                                                         III and PIMCO New York
                                                         Municipal Income Fund
                                                         III; Director,
                                                         Municipal Advantage
                                                         Fund, Inc.; Corporate
                                                         Affairs Consultant.
                                                         Formerly, Senior Vice
                                                         President, Corporate
                                                         Office, Salomon Smith
                                                         Barney Inc.

John J. Dalessandro II*    Trustee         Since         President and Director,       10             None.
Age 65                                    inception      J.J. Dalessandro II Ltd.,
                                         (September,     registered broker-dealer
                                            2002).       and member of the New York
                                                         Stock Exchange;
                                                         Trustee, PIMCO
                                                         Corporate Income Fund,
                                                         PIMCO Municipal Income
                                                         Fund, PIMCO California
                                                         Municipal Income Fund,
                                                         PIMCO New York
                                                         Municipal Income Fund,
                                                         PIMCO Municipal Income
                                                         Fund II, PIMCO
                                                         California Municipal
                                                         Income Fund II, PIMCO
                                                         New York Municipal
                                                         Income Fund II, PIMCO
                                                         Municipal Income Fund
                                                         III, PIMCO California
                                                         Municipal Income Fund
                                                         III and PIMCO New York
                                                         Municipal Income Fund
                                                         III.


                               Interested Trustees
                               -------------------

     Currently no Trustees are treated as "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, the Manager, PIMCO or of the Underwriters.

----------------


     * Mr. Dalessandro is treated by the Fund as not being an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, the Manager, PIMCO or of the Underwriters, despite his affiliation with J.J. Dalessandro II Ltd., a member of the New York Stock Exchange, Inc. (the "Exchange") that operates as a floor broker and does not effect portfolio transactions for entities other than other members of the Exchange.


     In accordance with the Fund's staggered board (see "Anti-Takeover and Other Provisions in the Declaration of Trust"), the Common Shareholders of the Fund will elect Trustees to fill the vacancies of Trustees whose terms expire at each annual meeting of Common Shareholders, unless any Preferred Shares are outstanding, in which event Preferred Shareholders, voting as a separate class, will elect two Trustees and the remaining Trustee shall be elected by Common Shareholders and Preferred Shareholders, voting together as a single class. Preferred Shareholders will be entitled to elect a majority of the Fund's Trustees under certain circumstances.

                                    Officers
                                    --------


        (1)               (2)         (3)                 (4)                          (5)             (6)
 Name, Address and    Position(s)   Term of      Principal Occupation(s)            Number of         Other
        Age            Held with   Office and    During the Past 5 Years          Portfolios in   Directorships
                         Fund      Length of                                          Fund           Held by
                                  Time Served                                       Complex          Trustee
                                                                                  Overseen by
                                                                                    Trustee

Stephen J. Treadway   Chairman    Since         Managing Director, Allianz          N/A           N/A
2187 Atlantic Street              inception     Dresdner Asset Management of
Stamford, CT 06902                (September,   America L.P.; Managing
Age 55                            2002).        Director and Chief Executive
                                                Officer, PIMCO Funds Advisors
                                                LLC; Managing Director and Chief
                                                Executive Officer, PIMCO Funds
                                                Distributors LLC (to be renamed
                                                PIMCO Advisors Distributors LLC
                                                effective October 31, 2002)
                                                ("PFD"); Trustee, President and
                                                Chief Executive Officer, PIMCO
                                                Funds: Multi-Manager Series;
                                                Chairman, Fixed Income SHares;
                                                Trustee, Chairman and President,
                                                OCC Cash Reserves, Inc. and OCC
                                                Accumulation Trust; Trustee and
                                                Chairman, PIMCO Corporate Income
                                                Fund, PIMCO Municipal Income
                                                Fund, PIMCO California Municipal
                                                Income Fund, PIMCO New York
                                                Municipal Income Fund, PIMCO
                                                Municipal Income Fund II, PIMCO
                                                California Municipal Income Fund
                                                II, PIMCO New York Municipal
                                                Income Fund II and Municipal
                                                Advantage Fund, Inc.; Chairman,
                                                PIMCO Municipal Income Fund III,
                                                PIMCO California Municipal
                                                Income Fund III and PIMCO New
                                                York

                                                       Municipal Income Fund
                                                       III; President, The
                                                       Emerging Markets Income
                                                       Fund, Inc., The Emerging
                                                       Markets Income Fund II,
                                                       Inc., The Emerging
                                                       Markets Floating Rate
                                                       Fund, Inc., Global
                                                       Partners Income Fund,
                                                       Inc., Municipal Partners
                                                       Fund, Inc. and Municipal
                                                       Partners Fund II, Inc.
                                                       Formerly, Executive Vice
                                                       President, Smith Barney
                                                       Inc.

Brian S. Shlissel         President     Since          Senior Vice President, PIMCO   N/A           N/A
Age 37                    and Chief     inception      Funds Advisors LLC; Senior
                          Executive     (September,    Vice President and Treasurer,
                          Officer       2002).         OpCap Advisors LLC; Executive
                                                       Vice President and Treasurer,
                                                       OCC Cash Reserves, Inc. and
                                                       OCC Accumulation Trust;
                                                       President and Chief
                                                       Executive Officer, Fixed
                                                       Income SHares, PIMCO
                                                       Corporate Income Fund, PIMCO
                                                       Municipal Income Fund, PIMCO
                                                       California Municipal Income
                                                       Fund, PIMCO New York
                                                       Municipal Income Fund, PIMCO
                                                       Municipal Income Fund II,
                                                       PIMCO California Municipal
                                                       Income Fund II, PIMCO New
                                                       York Municipal Income Fund
                                                       II, PIMCO Municipal Income
                                                       Fund III, PIMCO California
                                                       Municipal Income Fund III,
                                                       PIMCO New York Municipal
                                                       Income Fund III and
                                                       Municipal Advantage Fund,
                                                       Inc.; Vice President,
                                                       Emerging Markets Income
                                                       Fund, Inc., Emerging Markets
                                                       Income Fund II, Inc.,
                                                       Emerging Markets Floating
                                                       Rate Fund, Inc., Global
                                                       Partners Income Fund, Inc.,
                                                       Municipal Partners Fund,
                                                       Inc., and Municipal Partners
                                                       Fund II, Inc.  Formerly,
                                                       Vice President, Mitchell
                                                       Hutchins Asset Management
                                                       Inc.

Lawrence Altadonna        Treasurer;    Since          Treasurer and Principal        N/A           N/A
Age 36                    Principal     inception      Financial and Accounting
                          Financial     (September,    Officer, PIMCO Corporate
                          and           2002).         Income Fund, PIMCO Municipal
                          Accounting                   Income Fund, PIMCO
                          Officer                      California Municipal Income
                                                       Fund, PIMCO New York
                                                       Municipal Income Fund,
                                                       PIMCO Municipal Income
                                                       Fund II, PIMCO California
                                                       Municipal Income Fund II,
                                                       PIMCO New York Municipal
                                                       Income Fund II, PIMCO
                                                       Municipal Income Fund
                                                       III, PIMCO California
                                                       Municipal Income Fund
                                                       III, PIMCO New York
                                                       Municipal Income Fund III
                                                       and Municipal Advantage
                                                       Fund, Inc.; Treasurer,
                                                       Fixed Income Shares;
                                                       Assistant Treasurer, OCC
                                                       Cash Reserves, Inc. and
                                                       OCC Accumulation Trust;
                                                       Vice President and
                                                       Manager, Mutual Fund
                                                       Services, PIMCO Funds
                                                       Advisors LLC; Vice President,
                                                       OpCap Advisors LLC. Formerly,
                                                       Director of Fund
                                                       Administration,
                                                       Prudential

                                                       Investments.

Newton B. Schott, Jr.     Vice          Since          Managing Director, Chief       N/A           N/A
2187 Atlantic Street      President,    inception      Administrative Officer,
Stamford, CT 06902        Secretary     (September,    Secretary and General
Age 60                                  2002).         Counsel, PFD; Managing
                                                       Director, Chief Legal
                                                       Officer and Secretary, PIMCO
                                                       Funds Advisors LLC; Vice
                                                       President and Secretary,
                                                       PIMCO Funds: Multi-Manager
                                                       Series, PIMCO Corporate
                                                       Income Fund, PIMCO Municipal
                                                       Income Fund, PIMCO
                                                       California Municipal Income
                                                       Fund, PIMCO New York
                                                       Municipal Income Fund, PIMCO
                                                       Municipal Income Fund II,
                                                       PIMCO California Municipal
                                                       Income Fund II, PIMCO New
                                                       York Municipal Income Fund
                                                       II, PIMCO Municipal Income
                                                       Fund III, PIMCO California
                                                       Municipal Income Fund III,
                                                       PIMCO New York Municipal
                                                       Income Fund III and
                                                       Municipal Advantage Fund,
                                                       Inc.; Executive Vice
                                                       President, The Emerging
                                                       Markets Income Fund, Inc.,
                                                       The Emerging Markets Income
                                                       Fund II, Inc., The Emerging
                                                       Markets Floating Rate Fund,
                                                       Inc., Global Partners Income
                                                       Fund, Inc., Municipal
                                                       Partners Fund, Inc. and
                                                       Municipal Partners Fund II,
                                                       Inc.; Secretary, Fixed
                                                       Income SHares. Formerly,
                                                       Vice President and Clerk,
                                                       PIMCO Advisors Funds.

Mark V. McCray            Vice          Since          Executive Vice President,      N/A           N/A
840 Newport Center Drive  President     inception      PIMCO; Vice President, PIMCO
Newport Beach, CA 92660                 (September,    Municipal Income Fund, PIMCO
Age 34                                  2002).         California Municipal Income
                                                       Fund, PIMCO New York
                                                       Municipal Income Fund,
                                                       PIMCO Municipal Income
                                                       Fund II, PIMCO California
                                                       Municipal Income Fund II,
                                                       PIMCO New York Municipal
                                                       Income Fund II, PIMCO
                                                       Municipal Income Fund
                                                       III, PIMCO California
                                                       Municipal Income Fund III
                                                       and PIMCO New York
                                                       Municipal Income Fund
                                                       III. Formerly, Vice
                                                       President and co-head of
                                                       municipal bond trading,
                                                       Goldman Sachs & Co.




     For interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Fund are listed in the following table:


           (1)                                                        (2)

          Name                    Positions Held with Affiliated Persons or Principal Underwriters of the Fund
Stephen J. Treadway                                                See above.

Brian S. Shlissel                                                  See above.

Lawrence Altadonna                                                 See above.

Newton B. Schott, Jr.                                              See above.

Mark V. McCray                                                     See above.



Committees of the Board of Trustees

     Audit Oversight Committee
     -------------------------

     Provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, considers the selection of independent public accountants for the Fund and the scope of the audit, approves all significant services proposed to be performed by those accountants on behalf of the Fund, and considers other services provided by those accountants to the Fund, the Manager and PIMCO and the possible effect of those services on the independence of those accountants. Messrs. Belica and Connor serve on this committee.

     Nominating Committee
     --------------------

     Responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided any such recommendation is submitted in writing to the Fund, c/o Newton B. Schott, Jr., Secretary, at the address of the principal executive offices of the Fund. The Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by a committee will be nominated for election to the Board. Messrs. Belica and Connor serve on this committee.


     Valuation Committee
     -------------------

     Reviews procedures for the valuation of securities and periodically reviews information from the Manager and PIMCO regarding fair value and liquidity determination made pursuant to the Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular valuation matters. Messrs. Belica and Connor serve on this committee.


     Compensation Committee
     ----------------------

     The Compensation Committee periodically reviews and sets compensation payable to the Trustees of the Fund who are not directors, officers, partners or employees of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO. Messrs. Belica and Connor serve on this committee.


Securities Ownership

     For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund's family of investment companies as of December 31, 2001:


                    (1)                             (2)                                   (3)
                                                                    Aggregate Dollar Range of Equity Securities in
                                               Dollar Range of            All Registered Investment Companies
                                              Equity Securities       Overseen by Trustee in Family of Investment
              Name of Trustee                    in the Fund                          Companies
Paul Belica                                        None.                      (greater than) $100,000

Robert E. Connor                                   None.                               None.

John J. Dalessandro II                             None.                               None.


     For independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2001:



           (1)                    (2)                (3)               (4)               (5)              (6)


                           Name of Owners and
                            Relationships to                                          Value of
     Name of Trustee            Trustee            Company       Title of Class      Securities     Percent of Class
Paul Belica                     None.

Robert E. Connor                None.

John J. Dalessandro II          None.



     As of October 22, 2002, the Fund's officers and Trustees as a group owned less than 1% of the outstanding Common Shares.

     As of October 22, 2002, the following persons owned of record the number of Common Shares noted below, representing the indicated percentage of the Fund's outstanding shares as of such date.



                                                                     Percentage of the Fund's
                                                  Number of             outstanding shares
Shareholder                                     Common Shares          as of October 22, 2002
-----------                                     -------------          -------------------
PIMCO Funds Advisors LLC                           6,981                  100%
1345 Avenue of the Americas
New York, New York 10105


Compensation


     Messrs. Belica, Connor and Dalessandro also serve as Trustees of PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund III and PIMCO Municipal Income Fund III (together with the Fund, the "Municipal Funds") and PIMCO Corporate Income Fund, nine closed-end funds for which the Manager serves as investment manager and PIMCO serves as portfolio manager. In addition to the Municipal Funds and PIMCO Corporate Income Fund, Mr. Belica is a director or trustee, as the case may be, of one open-end investment company (comprising two separate investment portfolios) advised by the Manager; and Mr. Connor is a director or trustee, as the case may be, of one open-end investment company (comprising two separate investment portfolios) and one closed-end investment company advised by the Manager. To the best of the Fund's knowledge, none of the "independent" Trustees has ever been a director, officer, or employee of, or a consultant to, the Manager, PIMCO, any one or more of the Underwriters or any one or more affiliates of any of the foregoing, except that Mr. Connor provides occasional editorial consulting services as an independent contractor to an administrative unit of Salomon Smith Barney Inc. As indicated above, certain of the officers of the Fund are affiliated with the Manager and/or PIMCO.


     The Municipal Funds and PIMCO Corporate Income Fund (together, the "PIMCO Closed-End Funds") are expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO, receives $20,000 for each joint meeting for the first four joint meetings in each year and $10,000 for each additional joint meeting in such year if the meetings are attended in person. Trustees receive $5,000 per joint meeting if the meetings are attended telephonically. Members of the Audit Oversight Committee will receive $5,000 per joint meeting of the PIMCO Closed-End Funds' Audit Oversight Committees if the meeting takes place on a day other than the day of a regularly scheduled Board meeting. Trustees will also be reimbursed for meeting-related expenses.


     The PIMCO Closed-End Funds will allocate the Trustees' compensation and other costs of their joint meetings pro rata based on each PIMCO Closed-End Fund's net assets, including assets attributable to any preferred shares.

     It is estimated that the Trustees will receive the amounts set forth in the following table from the Fund for its initial fiscal year ending September 30, 2003. For the calendar year ended December 31, 2001, the Trustees received the compensation set forth in the following table for serving as trustees of other funds in the "Fund Complex." Each officer and Trustee who is a director, officer, partner or employee of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO serves without any compensation from the Fund.


                  (1)                                   (2)                                    (3)
                                                                                  Total Compensation from Fund
                                            Aggregate Compensation from             and Fund Complex Paid to
                                          Fund for the Fiscal Year Ending        Trustees for the Calendar Year
        Name of Person, Position                September 30, 2003*                 Ending December 31, 2001**
Paul Belica                                           $12,000                               $26,000

Robert E. Connor                                      $12,000                               $36,500

John J. Dalessandro II                                $12,000                               $13,500

----------------------
     * Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made by the Fund during the current fiscal year and upon estimated relative net assets of the PIMCO Closed-End Funds. The estimate is for the fiscal year ending September 30, 2003.


     ** In addition to the PIMCO Closed-End Funds, during the year ended December 31, 2001, Mr. Belica served as a Trustee of one open-end investment company (comprising two separate investment portfolios) advised by the Manager, and Mr. Connor served as a director or Trustee of one open-end investment company (comprising two separate investment portfolios) and one closed-end investment company advised by the Manager. These investment companies are considered to be in the same "Fund Complex" as the Fund.


     The Fund has no employees. Its officers are compensated by the Manager and/or PIMCO.

Codes of Ethics

     The Fund, the Manager and PIMCO have each adopted a separate code of ethics governing personal trading activities of, as applicable, all Trustees and officers of the Fund, and directors, officers and employees of the Manager and PIMCO, who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Fund, the Manager or PIMCO, as applicable. Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions (including with respect to securities that may be purchased or held by the Fund), and are required to preclear certain security transactions with the applicable compliance officer or his designee and to report certain transactions on a regular basis. The Fund, the Manager and PIMCO have each developed procedures for administration of their respective codes. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's
-----------
Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.
------------------

                    INVESTMENT MANAGER AND PORTFOLIO MANAGER

Investment Manager

     The Manager serves as investment manager to the Fund pursuant to an investment management agreement (the "Investment Management Agreement") between it and the Fund. The Manager, a Delaware limited liability company organized in 2000, is wholly-owned by PIMCO Advisory Services Holdings LLC (to be renamed PIMCO Advisors Retail Holdings LLC effective October 31, 2002), a wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM of America", formerly PIMCO Advisors, L.P.). ADAM of America was organized as a limited partnership under Delaware law in 1987. ADAM of America's sole general partner is Allianz Paclife Partners LLC. Allianz Paclife Partners LLC is a Delaware limited liability company with two members, ADAM U.S. Holding LLC, a Delaware limited liability company, and Pacific Asset Management LLC, a Delaware limited liability company. ADAM U.S. Holdings LLC is a wholly-owned subsidiary of Allianz Dresdner Asset Management of America LLC, a wholly-owned subsidiary of Allianz of America, Inc., which is a wholly-owned subsidiary of Allianz AG. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company ("Pacific Life"), which is a wholly-owned subsidiary of Pacific Mutual Holding Company. Pacific Mutual Holding Company is a Newport Beach, California-based insurance holding company. Pacific Life Insurance Company's address is 700 Newport Center Drive, Newport Beach, California.

     The general partner of ADAM of America has substantially delegated its management and control of ADAM of America to an Executive Committee. The Executive Committee of ADAM of America is comprised of Udo Frank, William S. Thompson, Jr. and Marcus Riess.


     The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. As of September 30, 2002, the Manager had approximately $14.5 billion in assets under management. As of June 30, 2002, ADAM of America and its subsidiary partnerships had approximately $346 billion in assets under management.


     Allianz of America has entered into a put/call arrangement for the possible disposition of Pacific Life's indirect interest in the Manager. The put option held by Pacific Life will allow it to require Allianz of America, on the last business day of each calendar quarter following May 5, 2000, to purchase at a formula-based price all units of the Manager owned directly or indirectly by Pacific Life. The call option held by Allianz of America will allow it, beginning January 31, 2003 or upon a change in control of Pacific Life, to require Pacific Life to sell or cause to be sold to Allianz of America, at the same formula-based price, all units of the Manager owned directly or indirectly by Pacific Life.

     As of the date of this Statement of Additional Information, significant institutional shareholders of Allianz AG currently include Munchener Ruckversicherungs-Gesellschaft AG ("Munich Re") and HypoVereinsbank. Allianz AG in turn owns more than 95% of Dresdner Bank AG. Credit Lyonnais, Munich Re and HypoVereinsbank, as well as certain broker-dealers that might be controlled by or affiliated with these entities or Dresdner Bank AG, such as Dresdner Klienwort Benson North America LLC, may be considered to be affiliated persons of the Manager and PIMCO. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as "Affiliated Brokers.") Absent an SEC exemption or other relief, the Fund generally is precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the Fund's ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. PIMCO does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability to provide services to the Fund, the Fund's ability to take advantage of market opportunities, or the Fund's overall performance.

     Allianz AG's address is Koniginstrasse 28, D-80802, Munich, Germany. Pacific Life's address is 700 Newport Center Drive, Newport Beach, CA 92660.

     The Manager, subject to the supervision of the Board of Trustees, is responsible for managing, either directly or through others selected by the Manager, the investments of the Fund. The Manager also furnishes to the Board of Trustees periodic reports on the investment performance of the Fund. As more fully discussed below, the Manager has retained PIMCO, its affiliate, to serve as the Fund's portfolio manager.

     Under the terms of the Investment Management Agreement, subject to such policies as the Trustees of the Fund may determine, the Manager, at its expense, will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to the Fund's investment objective, policies and restrictions; provided that, so long as PIMCO serves as the portfolio manager for the Fund, the Manager's obligation under the Investment Management Agreement with respect to the Fund is, subject always to the control of the Trustees, to determine and review with PIMCO the investment policies of the Fund.

     Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services (excluding determination of the net asset value of the Fund, shareholder accounting services and the accounting services for the Fund) and pays all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with the Manager. As indicated under "Portfolio Transactions-Brokerage and Research Services," the Fund's portfolio transactions may be placed with broker-dealers which furnish the Manager and PIMCO, without cost, certain research, statistical and quotation services of value to them or their respective affiliates in advising the Fund or their other clients. In so doing, the Fund may incur greater brokerage commissions and other transactions costs than it might otherwise pay.

     Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Manager an annual management fee, payable on a monthly basis, at the annual rate of 0.65% of the Fund's average daily net assets (including net assets attributable to Preferred Shares) for the services and facilities it provides. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

     From the commencement of the Fund's operations through October 31, 2009, the Manager has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund in the amounts, and for the time periods, set forth below:

                                          Percentage Waived                            Percentage Waived
                               (contractual annual rate as a percentage      (annual rate as a percentage of average
                              of average daily net assets attributable to        daily net assets attributable to
                                 Common Shares - assuming no Preferred              Common Shares - assuming the
Period Ending October 31,          Shares are issued or outstanding)             issuance of Preferred Shares)(2)
-------------------------          ---------------------------------             --------------------------------
2003(1)                                         0.15%                                         0.24%
2004                                            0.15%                                         0.24%
2005                                            0.15%                                         0.24%
2006                                            0.15%                                         0.24%
2007                                            0.15%                                         0.24%
2008                                            0.10%                                         0.16%
2009                                            0.05%                                         0.08%

--------------
(1) From the commencement of the Fund's operations.
(2) Assumes the issuance of Preferred Shares in an amount equal to 38% of the Fund's capital (after their issuance).

     The Manager has not agreed to waive any portion of its fees beyond October 31, 2009.

     Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by the Manager, including, without limitation, fees and expenses of Trustees who are not "interested persons" of the Manager or the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation.

Portfolio Manager

     PIMCO serves as portfolio manager for the Fund pursuant to a portfolio management agreement (the "Portfolio Management Agreement") between PIMCO and the Manager. Under the Portfolio Management Agreement, subject always to the control of the Trustees and the supervision of the Manager, PIMCO's obligation is to furnish continuously an investment program for the Fund, to make investment decisions on behalf of the Fund and to place all orders for the purchase and sale of portfolio securities and all other investments for the Fund.

     Under the Portfolio Management Agreement, the Manager pays a portion of the fees it receives from the Fund to PIMCO in return for PIMCO's services, at the maximum annual rate of 0.50% of the Fund's average daily net assets (including assets attributable to any Preferred Shares that may be outstanding). PIMCO has contractually agreed to waive a portion of the fee it is entitled to receive from the Manager such that PIMCO will receive 0.26% of the Fund's average daily net assets from the commencement of Fund operations through October 31, 2007 (i.e., roughly the first 5 years of Fund operations), 0.40% of average daily net assets in year 6, 0.45% in year 7 and 0.50% in each year thereafter.

     Originally organized in 1971, reorganized as a Delaware general partnership in 1994 and reorganized as a Delaware limited liability company in 2000, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The membership interests of PIMCO as of January 10, 2002, were held 94% by ADAM of America and 6% by the managing directors of PIMCO. As of June 30, 2002, PIMCO had approximately $275 billion in assets under management. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660.

     Certain Terms of the Investment Management Agreement and Portfolio Management Agreement. The Investment Management Agreement and the Portfolio Management Agreement were each approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager or PIMCO). The Investment Management Agreement and Portfolio Management Agreement will each continue in force with respect to the Fund for two years from their respective dates, and from year to year thereafter, but only so long as their continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager, PIMCO or the Fund, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of all classes of the Fund. Each of the Investment Management Agreement and Portfolio Management Agreement automatically terminates on assignment. The Investment Management Agreement may be terminated on not less than 60 days' notice by the Manager to the Fund or by the Fund to the Manager. The Portfolio Management Agreement may be terminated on not less than 60 days' notice by the Manager to PIMCO or by PIMCO to the Manager, or by the Fund at any time by notice to the Manager and PIMCO.

     The Investment Management Agreement and the Portfolio Management Agreement each provide that the Manager or PIMCO, as applicable, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     Basis for Approval of the Investment Management Agreement and Portfolio Management Agreement. In determining to approve the Investment Management Agreement and the Portfolio Management Agreement, the Trustees met with the relevant investment advisory personnel from the Manager and PIMCO and considered information relating to the education, experience and number of investment professionals and other personnel who would provide services under the applicable agreement. See "Management of the Fund" in the Prospectus and this Statement of Additional Information. The Trustees also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources to be available at the Manager and PIMCO were appropriate to fulfill effectively the duties of the Manager and PIMCO on behalf of the Fund under the applicable agreement. The Trustees also considered the business reputation of the Manager and PIMCO, their financial resources and professional liability insurance coverage and concluded that they would be able to meet any reasonably foreseeable obligations under the applicable agreement.

     The Trustees received information concerning the investment philosophy and investment process to be applied by PIMCO in managing the Fund. In this connection, the Trustees considered PIMCO's in-house research capabilities as well as other resources available to PIMCO's personnel, including research services available to PIMCO as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that PIMCO's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objective and policies.

     The Trustees considered the scope of the services provided by the Manager and PIMCO to the Fund under the Investment Management Agreement and Portfolio Management Agreement, respectively, relative to services provided by third parties to other mutual funds. The Trustees noted that the Manager's and PIMCO's standard of care was comparable to that found in most investment company advisory agreements. See "-Certain Terms of the Investment Management Agreement and the Portfolio Management Agreement" above. The Trustees concluded that the scope of the Manager's and PIMCO's services to be provided to the Fund was consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.

     The Trustees considered the quality of the services to be provided by the Manager and PIMCO to the Fund. The Trustees also evaluated the procedures of the Manager and PIMCO designed to fulfill the their fiduciary duty to the Fund with respect to possible conflicts of interest, including their codes of ethics (regulating the personal trading of their officers and employees) (see "Management of the Fund-Code of Ethics" above), the procedures by which PIMCO allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of PIMCO in these matters. The Trustees also received information concerning standards of the Manager and PIMCO with respect to the execution of portfolio transactions. See "Portfolio Transactions" below.

     In approving the agreements, the Trustees also gave substantial consideration to the fees payable under the agreements. The Trustees reviewed information concerning fees paid to investment advisers of similar municipal bond funds. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Manager. The Trustees evaluated the Manager's profitability with respect to the Fund, concluding that such profitability was not inconsistent with levels of profitability that had been determined by courts not to be "excessive." In evaluating the Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds. The Trustees concluded that, generally, municipal bond funds require greater intensity of research and trading acumen than more diversified funds.

                             PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions

     Investment decisions for the Fund and for the other investment advisory clients of the Manager and PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund may also be appropriate for other clients served by the Manager and PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by the Manager or PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Manager or PIMCO, as applicable. The Manager or PIMCO may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which the Manager or PIMCO believes is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

     There is generally no stated commission in the case of debt securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

     Subject to the supervision of the Manager, PIMCO places all orders for the purchase and sale of portfolio securities, options, futures contracts and other instruments for the Fund and buys and sells such securities, options, futures and other instruments for the Fund through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, PIMCO, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     Subject to the supervision of the Manager, PIMCO places orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Fund, PIMCO will seek the best price and execution of the Fund's orders. In doing so, the Fund may pay higher commission rates than the lowest available when PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, PIMCO may receive research services from many broker-dealers with which PIMCO places the Fund's portfolio transactions. PIMCO may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of debt securities or other assets for the Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to PIMCO in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. Neither the management fee paid by the Fund to the Manager nor the portfolio management fee paid by the Manager to PIMCO is reduced because PIMCO and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, PIMCO may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in such Act) to PIMCO an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     The Fund may use broker-dealers that are affiliates (or affiliates of affiliates) of the Fund, the Manager and/or PIMCO, subject to certain restrictions discussed above under "Investment Manager and Portfolio Manager-Investment Advisor."

     References to PIMCO in this section would apply equally to the Manager if the Manager were to assume portfolio management responsibilities for the Fund and place orders for the purchase and sale of the Fund's portfolio investments.

                                  DISTRIBUTIONS

     As described in the Fund's Prospectus, initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of the offering of the Common Shares, depending on market conditions. To permit the Fund to maintain a more stable monthly distribution, the Fund will initially (prior to its first distribution), and may from time to time thereafter, distribute less than the entire amount of net investment income earned in a particular period (although the Fund intends to distribute all or substantially all of its investment income at least annually). Such undistributed net investment income would be available to supplement future distributions, including distributions that might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses, or due to an increase in the dividend rate on the Fund's outstanding Preferred Shares. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income actually earned by the Fund during such period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.

     For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between and among Common Shares and any series of Preferred Shares in proportion to total distributions paid to each class for the year in which such net capital gain or other taxable income is realized. For information relating to the impact of the issuance of Preferred Shares on the distributions made by the Fund to Common Shareholders, see the Fund's Prospectus under "Preferred Shares and Related Leverage."

     While any Preferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the Preferred Shares have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding Preferred Shares. This latter limitation on the Fund's ability to make distributions on its Common Shares could cause the Fund to incur income and excise tax and, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

                              DESCRIPTION OF SHARES

Common Shares

     The Fund's Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares will be issued with a par value of $0.00001 per share. All Common Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. Common Shares will, when issued, be fully paid and, subject to matters discussed in "Anti-Takeover and Other Provisions in the Declaration of Trust- Shareholder Liability" below, non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. At any time when the Fund's Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to such distributions. See "-Preferred Shares" below.

     The Common Shares have been authorized for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

     Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominantly in investment grade Municipal Bonds have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other municipal funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering of Common Shares after payment of the sales load and organization and offering expenses. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund, such as the Fund, having a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon the Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Common Shares; Conversion to Open-End Fund" and the Fund's Prospectus under "Preferred Shares and Related Leverage" and "The Fund's Investments-Municipal Bonds."

Preferred Shares

     The Declaration authorizes the issuance of an unlimited number of Preferred Shares. The Preferred Shares may be issued in one or more classes or series, with such par value and rights as determined by the Board of Trustees of the Fund, by action of the Board of Trustees without the approval of the Common Shareholders.

     The Fund's Board of Trustees has indicated its intention to authorize an offering of Preferred Shares (representing approximately 38% of the Fund's capital immediately after the time the Preferred Shares are issued) within approximately one to three months after completion of the offering of Common Shares, subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Shareholders described in the Prospectus and this Statement of Additional Information. Although the terms of the Preferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Declaration) if and when it authorizes a Preferred Shares offering, the Board has stated that the initial series of Preferred Shares would likely pay cumulative dividends at relatively short-term periods (such as 7 days); by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The liquidation preference, preference on distribution, voting rights and redemption provisions of the Preferred Shares are expected to be as stated below.

     As used in this Statement of Additional Information, unless otherwise noted, the Fund's "net assets" include assets of the Fund attributable to any outstanding Preferred Shares, with no deduction for the liquidation preference of the Preferred Shares. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of Preferred Shares from "net assets," so long as the Preferred Shares have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund's Preferred Shares will be treated as stock (rather than indebtedness).

     Limited Issuance of Preferred Shares. Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. To the extent that the Fund has outstanding any senior securities representing indebtedness (such as through the use of derivative instruments that constitute senior securities), the aggregate amount of such senior securities will be added to the total liquidation value of any outstanding Preferred Shares for purposes of these asset coverage requirements. The liquidation value of the Preferred Shares is expected to be approximately 38% of the value of the Fund's total net assets. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep the liquidation value of the Preferred Shares plus the aggregate amount of other senior securities representing indebtedness at or below one-half of the value of the Fund's total net assets.

     Distribution Preference. The Preferred Shares will have complete priority over the Common Shares as to distribution of assets.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, Preferred Shareholders will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, Preferred Shareholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

     Voting Rights. In connection with any issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act which requires, among other things, that Preferred Shares be voting shares. Except as otherwise provided in the Declaration or the Fund's Bylaws or otherwise required by applicable law, Preferred Shareholders will vote together with Common Shareholders as a single class.

     In connection with the election of the Fund's Trustees, Preferred Shareholders, voting as a separate class, will also be entitled to elect two of the Fund's Trustees, and the remaining Trustees shall be elected by Common Shareholders and Preferred Shareholders, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding Preferred Shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Trustees until all dividends in arrears have been paid or declared and set apart for payment.

     The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, shall be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective, the conversion of the Fund from a closed-end to an open-end company, or changes in the investment restrictions described as fundamental policies under "Investment Restrictions." The class or series vote of Preferred Shareholders described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares necessary to authorize the action in question.

     The foregoing voting provisions will not apply with respect to the Fund's Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

     Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

     The discussion above describes the Fund's Board of Trustees' present intention with respect to a possible offering of Preferred Shares. If the Board of Trustees determines to authorize such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Declaration.

         ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

Shareholder Liability

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration also provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund is unable to meet its obligations, and thus should be considered remote.

Anti-Takeover Provisions

     As described below, the Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

     The Fund's Trustees are divided into three classes (Class I, Class II and Class III), having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

     Except as provided in the next paragraph, the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and at least seventy-five percent (75%) of the shares of the Fund outstanding and entitled to vote thereon are required to authorize any of the following transactions (each a "Material Transaction"): (1) a merger, consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company, or of any such person or company with or into the Fund or any such series or class of shares; (2) the issuance or transfer by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) of any securities of the Fund or such series or class to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the

Fund or such series or class in connection with a public offering, issuances of securities of the Fund or such series or class pursuant to a dividend reinvestment plan adopted by the Fund and issuances of securities of the Fund or such series or class upon the exercise of any stock subscription rights distributed by the Fund; or (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund or such series or class having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Fund or such series or class in the ordinary course of its business. The same affirmative votes are required with respect to any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets or the assets of any series or class of shares of the Fund.

     Notwithstanding the approval requirements specified in the preceding paragraph, the Declaration requires no vote or consent of the Fund's shareholders to authorize a Material Transaction if the transaction is approved by a vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below), so long as all other conditions and requirements, if any, provided for in the Fund's Bylaws and applicable law (including any shareholder voting rights under the 1940 Act) have been satisfied.

     In addition, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below).

     In certain circumstances, the Declaration also imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See "Repurchase of Common Shares; Conversion to Open-End Fund" below.

     As noted, the voting provisions described above could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund's Board of Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund's ability to pursue long-term strategies that are consistent with its investment objective and management policies. The Board of Trustees has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund's Common Shareholders generally.

     A "Continuing Trustee," as used in the discussion above, is any member of the Fund's Board of Trustees who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund's operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

     The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Bylaws, both of which have been filed as exhibits to the Fund's registration statement on file with the SEC.

Liability of Trustees

     The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund's Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares. There can be no assurance, however, that the Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

     Notwithstanding the foregoing, at any time when the Fund's Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued dividends on Preferred Shares have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

     Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

     The Fund's Board of Trustees may also from time to time consider submitting to the holders of the shares of beneficial interest of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to shareholders, the Board of Trustees would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on Preferred Shares issued by the Fund and general market and economic conditions.

     The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined above under "Anti-Takeover and Other Provisions in the Declaration of Trust-Anti-Takeover Provisions"). This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a "majority of the outstanding" Common Shares and, if issued, Preferred Shares voting together as a single class, and the holders of a "majority of the outstanding" Preferred Shares voting as a separate class, in order to authorize a conversion.

     If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's Common Shares likely would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets. This would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks-Leverage Risk."

     Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                   TAX MATTERS

     Taxation of the Fund. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

     (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

     (b) distribute with respect to each taxable year at least 90% of the sum of its net tax-exempt income, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

     (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

     If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Such distributions generally would be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     The Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income, and may distribute its net capital gain. The Fund may also retain for investment its net capital gain. If the Fund does retain any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

     Fund Distributions. Distributions from the Fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term gain, regardless of how long a shareholder has held the shares in the Fund.

     The Fund's expenses attributable to earning tax-exempt income (including the interest on any indebtedness incurred or continued to purchase or carry tax-exempt bonds) do not reduce its current earnings and profits; therefore, distributions in excess of the sum of the Fund's net tax-exempt and taxable income may be treated as taxable dividends to the extent of the Fund's remaining earnings and profits (which provides the measure of the Fund's dividend-paying capacity for tax purposes). Distributions in excess of the sum of the Fund's net tax-exempt and taxable income could occur, for example, if the Fund's book income exceeded the sum of its net tax-exempt and taxable income. Differences in the Fund's book income and its net tax-exempt and taxable income may arise from certain of the Fund's hedging and investment activities. See "-Hedging Transactions" below.


     Exempt-interest dividends. The Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax under Code Section 103(a). Distributions that the Fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. See "New York Tax Matters" in Appendix B. Because the Fund intends to qualify to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indexes and other assets.


     The receipt of exempt-interest dividends may affect the portion, if any, of a person's Social Security and Railroad Retirement benefits that will be includable in gross income subject to federal income tax. Up to 85% of Social Security and Railroad Retirement benefits may be included in gross income in cases where the recipient's combined income, consisting of adjusted gross income (with certain adjustments), tax-exempt interest income and one-half of any Social Security and Railroad Retirement benefits, exceeds an adjusted base amount ($34,000 for a single individual and $44,000 for individuals filing a joint return). Shareholders receiving Social Security or Railroad Retirement benefits should consult their tax advisers.

     Under the Code, the interest on certain "private activity bonds" issued after August 7, 1986 is treated as a preference item and is (after reduction by applicable expenses) included in federal alternative minimum taxable income. The Fund will furnish to shareholders annually a report indicating the percentage of Fund income treated as a preference item for federal alternative minimum tax ("AMT") purposes. In addition, for corporations, alternative minimum taxable income is increased by a percentage of the excess of an alternative measure of income that includes interest on all tax-exempt securities over the amount otherwise determined to be alternative minimum taxable income. Accordingly, the portion of the Fund's dividends that would otherwise be tax-exempt to the shareholders may cause an investor to be subject to the AMT or may increase the tax liability of an investor who is subject to such tax. As described above, the portfolio manager will at all times seek to avoid investments in bonds potentially subjecting individuals to the AMT, which generally includes private activity bonds.

     Legislation has been introduced in recent years that would reinstate a deductible tax (the "Environmental Tax") imposed through tax years beginning before 1996 at a rate of 0.12% on a corporation's alternative minimum taxable income (computed without regard to the AMT net operating loss deduction) in excess of $2 million. If the Environmental Tax is reinstated, exempt-interest dividends that are included in a corporate shareholder's alternative minimum taxable income may subject corporate shareholders of the Fund to the Environmental Tax.

     The Fund designates distributions made to the share classes as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by each class of shareholders is equal to the portion of total Fund distributions received by such class. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between and among the holders of Common Shares and any series of the Preferred Shares in proportion to the total dividends paid to each class during or with respect to the taxable year or otherwise as required by applicable law. Long-term capital gain distributions and other income subject to regular federal income tax will similarly be allocated between and among the two (or more) classes.

     Dividends (including Capital Gain Dividends) will be taxable as described above whether received in cash or in shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to either (i) the fair market value of the new shares issued to the shareholder, or
(ii) if the shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market.

     Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service (the "Service") to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     Under a published position of the Service, a shareholder's interest deduction generally will not be disallowed if the average adjusted basis of the shareholder's tax-exempt obligations (including shares of preferred stock) does not exceed two percent of the average adjusted basis of the shareholder's trade or business assets (in the case of most corporations) or portfolio investments (in the case of individuals). Legislation has been introduced in recent years that would further limit or repeal this two-percent de minimis exception, thus reducing the total after-tax yield of a shareholder.

     In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users," within the meaning of Section 147(a) of the Code, of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

     The Fund will inform investors within 60 days of the Fund's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

     Hedging Transactions. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Income earned as a result of the Fund's hedging activities will not be eligible to be treated as exempt-interest dividends when distributed to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

     Certain of the Fund's hedging activities are likely to produce a difference between its book income and the sum of its net tax-exempt and taxable income. If the Fund's book income exceeds its net tax-exempt and taxable income, the distribution (if any) of such excess will be treated as (i) a taxable dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

     Return of Capital Distributions. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. Where one or more such distributions occur in any taxable year of the Fund, the available earnings and profits will be allocated, first, to the distributions made to the holders of Preferred Shares, and only thereafter to distributions made to holders of Common Shares. As a result, the holders of Preferred Shares will receive a disproportionate share of the distributions treated as dividends, and the holders of the Common Shares will receive a disproportionate share of the distributions treated as a return of capital.

     Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus included in the price paid by the shareholders).

     Securities Issued or Purchased at a Discount. The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a market discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

     Capital Loss Carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers.

     Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss realized upon a taxable disposition of shares held for six months or less but not disallowed as provided in the preceding sentence will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.


     From time to time the Fund may make a tender offer for its Common Shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all Common Shares and dispose of all Preferred Shares held, or considered under certain attribution rules of the Code to be held, by such shareholder. Shareholders who tender all Common Shares and dispose of all Preferred Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares, or retains a substantial portion of its Preferred Shares, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of the Preferred Shares held by a Preferred Shareholder and such shareholder is treated as having received a taxable dividend upon such redemption, there is a remote risk that Common Shareholders and non-redeeming Preferred Shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make taxable distributions to its shareholders, which may in turn require the Fund to make additional distributions to its Preferred Shareholders, if any.


     Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is (i) 30% for amounts paid during 2002 and 2003, (ii) 29% for amounts paid during 2004 and 2005, and (iii) 28% for amounts paid during 2006 through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

     In order for a foreign investor to qualify for exemption from the back-up withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

     General. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

     State and City Tax Matters. Tax matters pertaining to New York are set forth in Appendix B.

                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION

     The Fund may be a suitable investment for a shareholder who is a resident of New York and thinking of adding bond investments to his portfolio to balance the appreciated stocks that the shareholder is holding. Although the Fund will at all times seek to avoid investments generating income potentially subjecting individuals to the federal alternative minimum tax, it may not be successful in doing so. Therefore, Common Shares may not be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing Common Shares. The suitability of an investment in Common Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments (including those not subject to the alternative minimum tax), and from comparable fully taxable investments, in light of each such investor's tax position.

     The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

     The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

     Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

     See Appendix C for additional performance related and comparative and other information.

            CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for assets of the Fund. The custodian performs custodial and fund accounting services.

     PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer agent, registrar and dividend disbursement agent for the Common Shares, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares.

                             INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as independent accountants for the Fund. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings to the Fund.

                                     COUNSEL

     Ropes & Gray, One International Place, Boston, MA 02110, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.

                             REGISTRATION STATEMENT

     A Registration Statement on Form N-2, including any amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission (the "SEC"), Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholder and Board of Trustees of PIMCO New York Municipal Income Fund III


In our opinion, the accompanying statement of assets and liabilities and the related statement of operations present fairly, in all material respects, the financial position of PIMCO New York Municipal Income Fund III (the "Fund") at October 22, 2002 and the results of its operations for the one day then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
New York, New York
October 23, 2002

                              FINANCIAL STATEMENTS


                    PIMCO New York Municipal Income Fund III

                       Statement of Assets and Liabilities
                                October 22, 2002


         Assets:
           Cash                                                     $100,003
           Receivable from Investment Manager                         25,000
                                                                    --------

                  Total Assets                                       125,003
                                                                    --------

         Liabilities:
           Accrued Organizational Expenses                            25,000
                                                                    --------

                  Total Liabilities                                   25,000
                                                                    --------

         Net Assets (6,981 shares of $0.00001 par value shares
           of beneficial interest issued and outstanding;
           unlimited shares authorized)                             $100,003
                                                                    --------

         Net asset value per share                                    $14.33
                                                                    ========

--------------------------------------------------------------------------------

                             Statement of Operations
                         One day ended October 22, 2002

         Investment Income                                                $0
                                                                    --------

         Organizational Expenses                                      25,000
         Less: Reimbursement from Investment Manager                 (25,000)
                                                                    --------
         Net Expenses                                                      0
                                                                    --------

         Net Investment Income                                            $0
                                                                    ========

--------------------------------------------------------------------------------

Notes to Financial Statements:

1. Organization
PIMCO New York Municipal Income Fund III (the "Fund") was organized as a Massachusetts business trust on August 20, 2002. The Fund has had no operations to date other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance to PIMCO Funds Advisors LLC (the "Investment Manager"), an indirect, majority-owned subsidiary of Allianz AG of 6,981 shares of beneficial interest at an aggregate purchase price of $100,003. The Investment Manager has agreed to reimburse the amount by which the aggregate of all of the Fund's organizational expenses and all offering costs (other than the sales load) exceeds $0.03 per share.

2. Accounting Policies
The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

3. Investment Manager and Related Parties
The Fund has entered into an Investment Management Agreement (the "Agreement") with the Investment Manager to serve as investment manager to the Fund. Pursuant to the Agreement, the Fund will pay the Investment Manager an annual management fee, payable monthly, at the annual rate of 0.65% of the Fund's average daily net assets, inclusive of net assets attributable to any preferred shares that may be issued. The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC ("PIMCO"), to manage the Fund's investments. The Investment Manager (not the Fund) will pay a portion of the fees it receives as Investment Manager to PIMCO in return for its services, at the maximum annual rate of 0.50% of the Fund's average daily net assets, inclusive of net assets attributable to any preferred shares issued.

In order to reduce Fund expenses, the Investment Manager has contractually agreed to waive a portion of its management fees at the annual rate of 0.15% of the Fund's average daily net assets, inclusive of net assets attributable to any preferred shares that may be issued, from the commencement of operations through October 31, 2007, and for a declining amount thereafter through October 31, 2009.

4. Federal Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

5. Contingent Receivable from Investment Manager
In the event that the public offering of the Fund does not occur, the Investment Manager has agreed to reimburse the Fund for all organizational expenses.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

     The Fund's investments may range in quality from securities rated in the lowest category to securities rated in the highest category (as rated by Moody's, S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of debt securities:

     High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

     Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

     Below Investment Grade, High Yield Securities (the "Junk Bonds") are those rated lower than Baa by Moody's, BBB by S&P and BBB by Fitch and comparable securities. They are deemed predominately speculative with respect to the issuer's ability to repay principal and interest.

     Following is a description of Moody's, S&P's and Fitch's rating categories applicable to debt securities.

Moody's Investors Service, Inc.

     Corporate and Municipal Bond Ratings

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

     Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

     Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Corporate Short-Term Debt Ratings

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Services

     Issue Credit Rating Definitions

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

     Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

     Corporate and Municipal Bond Ratings

     Investment Grade

     AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Speculative Grade

     Obligations rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated CC is currently highly vulnerable to nonpayment.

     C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

     The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Commercial Paper Rating Definitions

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch, Inc.

     A brief description of the applicable Fitch, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

     Long-Term Credit Ratings

     Investment Grade

     AAA: Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     Speculative Grade

     BB: Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

     DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

     Short-Term Credit Ratings

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D: Default. Denotes actual or imminent payment default.

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1'.

     'NR' indicates that Fitch does not rate the issuer or issue in question.

     'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     'Rating Watch': Ratings are placed on RatingWatch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                   APPENDIX B

                         FACTORS PERTAINING TO NEW YORK

FACTORS PERTAINING TO NEW YORK

     The following information is a brief summary of factors affecting the economy of New York City (the "City") or New York State (the "State" or "New York"). Other factors will affect other issuers. The summary is based primarily upon information in the State's Annual Information Statement, as updated, and the most recently publicly available offering statement relating to debt offerings of the City and the City's 2002-2006 Financial Plan, however, such information has not been updated. The Fund has not independently verified this information.

     The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities and the City have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York Municipal Bonds in which the Fund invests.

NEW YORK CITY


     General. The events of September 11, 2001 had a significant impact upon the City economy. While the City expects, based on actions and statements of the U.S. Congress and the President and measures taken by the State, that it will be fully reimbursed for the cost to recover from, clean up and repair the consequences of the World Trade Center attack, the City Comptroller reported in September 2002 that, of the more than $21 billion in federal aid promised for this effort, only $2.7 billion has actually been received. Furthermore, prior to September 11, the City's economy had been weakening primarily as the result of the downturn in the securities and financial services industries. The loss of over 100,000 jobs in the City due to September 11, which are not expected to be recovered until 2005, has produced additional adverse budgetary pressures including increases to later year budget gaps and reductions to State surpluses that decrease the ability of the State to provide financial support to the City. The City's unemployment rate increased to 8.0% in June 2002 from 5.7% a year earlier. Furthermore, the City Comptroller's Office has estimated the total cost of the attacks to the City to be between $83 billion and $95 billion.

     More than any other New York municipality, the fiscal health of the City depends upon the fiscal health of the State, which has projected slower growth and warned of the risk of a downturn. As a result of September 11, the City of New York Executive Budget (the "City Executive Budget") Fiscal Year 2003 (July 1, 2002 to June 30, 2003), which includes a financial plan for fiscal years 2003 through 2006 assumes reduced economic activity in the second half of calendar year 2001, job and income losses through the first half of 2002 and a moderate recovery thereafter. The City Executive Budget also projects declines in revenues from forecasts made prior to September 11 for fiscal years 2002 through 2006 as a result of reduced economic activity.


     For each of the 1981 through 2001 fiscal years, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP") after discretionary transfers. Historically, the City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. Particularly given the uncertain impact of September 11 and the expected reduction in economic activity in the City, there can be no assurance that the City will continue to maintain balanced operating results as required by State law without reductions in City services or entitlement programs to tax or other revenue increases that could adversely affect the City's economic base.


     For fiscal year 2002, the City had an operating surplus of $677 million, which will be transferred to fiscal year 2003 to meet debt service requirements. On April 17, 2002, the Mayor of the City released the City Executive Budget. On June 21, 2002, the Mayor and the City Council adopted the City's budget for 2003 (the "City Budget") and the City's financial plan for the 2002 through 2006 fiscal years (the "City Financial Plan") which incorporated such City Executive Budget and financial plan. The City Budget is $42.3 billion and incorporated a number of steps to close a projected $5.0 billion budget gap for fiscal year 2003, including City agency cuts ranging up to 36%, staffing changes requiring union consent, stretching out some elements of the City's four year construction plan to five years, debt restructuring and asset sales and proposed State and federal initiatives to generate $2.2 billion of gap closing actions in fiscal year 2003 and an aggregate of $5.5 billion in fiscal years 2004 through 2006. The City Budget and City Financial Plan also provide that the City's Transitional Finance Authority issue $1.5 billion of its general obligation bonds in fiscal year 2003 to help close the budget gap and $565 million in 2004. While the City Budget and City Financial Plan did not project any need for deficit financing in later fiscal years, the inability of the City to close significant outyear budget gaps could require such financing, which might affect the rating of the City's general obligation bonds.

     On July 18, 2002, the Mayor announced that the City would have to cut an additional $1 billion from the 2003 fiscal year budget in order to deal with an increase in the 2003 budget gap. The Mayor instructed City agencies to provide proposals for cuts of 7.5% in their budgets for fiscal 2003, which will be announced in November 2002. The Mayor on October 18, 2002 announced that the projected budget gap for the 2004 fiscal year had grown to as much as $6.0 billion and that the projected budget gaps for fiscal years 2005 and 2006 had grown to $5.6 billion and $6.0 billion, respectively. As of October 23, 2002, due to an unanticipated drop in revenues, the City Council is projecting, and the Mayor's office has confirmed that there may be a new budget gap of approximately $1 billion in fiscal 2003. The City will not be able to close these gaps without additional significant state or federal aid according to the Mayor and City Comptroller, which given State and Federal budget constraints may not be forthcoming. While no other specifics regarding such additional savings are available, contingent cuts proposed earlier this year by the Mayor included reductions in uniformed agencies, education and other services.

     According to the Mayor, budget cuts required to close these new gaps are not feasible because of the City's total budget of approximately $42 billion, only $15 billion represent expenditures over which the City has direct control. The remaining $27 billion in spending is mandated by federal and state laws and would require legislation at other levels of government to change.

     Since the budget gap may not be closed through cuts, the City may have to turn to tax and fee increases to cover a large portion of projected shortfalls. Experts and city officials have discussed, among other ideas, raising the property tax rate by 10%, adding a 10% surcharge onto the City income tax, reinstituting the commuter tax and increasing public transportation fees and bridge tolls. Estimates of the increased revenues from a combination of property tax increase, income tax surcharge and reinstitution of the commuter tax are approximately $2 billion per year.


     City's Financing Program. Implementation of the City Executive Budget is in part dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 2002 through 2006 contemplates the issuance of $13.7 billion of general obligation bonds, $5.9 billion of bonds and Recovery Bonds described below to be issued by the New York City Transitional Finance Authority (the "Transitional Finance Authority"), $2.0 billion of bonds to be issued by TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues, and $8.2 billion of bonds and notes to be issued by New York City Municipal Water Finance Authority (the "Water Authority"). In 1997, the State created the Transitional Finance Authority, to assist the City in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. The City had faced limitations on its borrowing capacity after 1998 under the State's constitution that would have prevented it from borrowing additional funds, as a result of the decrease in real estate values within the City. The Transitional Finance Authority is authorized to issue up to $11.5 billion of bonds. In addition, the City issues revenue notes and tax anticipation notes to finance seasonal working capital requirements. The success of projected public sales of these bonds and notes will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Transitional Finance Authority bonds. In September 2001, the state legislature granted the City an additional $2.5 billion in debt-incurring capacity to pay costs related to September 11 through bonds issued by the Transitional Finance Authority ("Recovery Bonds"), $1.0 billion of which were issued on October 4, 2001, $480 million on July 11, 2002, and the balance of which will be issued in fiscal year 2003-2004.

     2001 Fiscal Year. For the 2001 fiscal year (July 1, 2000 - June 30, 2001) the City had an operating surplus of $3.0 billion, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The 2001 fiscal year was the twenty-first year that the City has achieved an operating surplus, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.

     2003-2006 Financial Plan. Pursuant to the laws of the State, the Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2003 through 2006 fiscal years, which is included in the City Executive Budget (the "City Financial Plan"). The projections set forth in the City Financial Plan are based on various assumptions and contingencies that are uncertain and may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet annual cash flow and financing requirements.


     Originally, the City Financial Plan reflected certain extraordinary actions necessitated by September 11 and projected a budget surplus of $677 million for the 2002 fiscal year and budget gaps of $3.7 billion, $4.2 billion and $4.6 billion, respectively, for the 2004, 2005 and 2006 fiscal years prior to any gap closing actions. As discussed above, these gaps appear to be widening. Some of the gap closing measures proposed in the City Financial Plan for fiscal year 2003 were to have recurring effects and were projected at the time to reduce the fiscal year 2004, 2005 and 2006 budget gaps to $2.7 billion, $3.1 billion and $3.6 billion, respectively. The Mayor proposed to close these outyear gaps through unspecified additional City agency cuts, federal and State initiatives and other actions. As a result of the widening of outyear budget gaps, the Mayor instructed City agencies to provide proposals for cuts of 7.5% in their budgets for fiscal 2003 which will be announced in November 2002. As discussed above, significant tax and fee increases may also be needed for the City to close the increased future budget gaps revealed in October 2002.


     The City Financial Plan includes a proposed discretionary transfer in the 2002 fiscal year of $677 million to pay debt service due in the fiscal year 2003.

     Assumptions. The City Financial Plan is based on numerous assumptions, including the impact of September 11 on the City's economy, the general condition of the City's and the region's economies and the receipt of economically sensitive tax revenues in the amounts projected and reimbursement by the federal government and State of expenditures necessitated by September
11. The City Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors: (i) the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2002 through 2006 fiscal years; (ii) interest earnings and wage projections underlying projections of the City's required pension fund contributions; (iii) the willingness and ability of the State and Federal governments to provide the aid and enact the revenue enhancing or expenditure relief initiatives contemplated by the City Financial Plan and to take various other actions to assist the City in its gap closing actions; (iv) the ability of Health and Hospitals Corporation, the Board of Education and other agencies to maintain balanced budgets; (v) the impact on City revenues and expenditures of

Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; (vi) the ability of the City to control expenditures and implement cost reduction and gap closing initiatives identified in the City Financial Plan for the 2003 fiscal year and proposed but unspecified for later years; (vii) the City's ability to market its securities successfully in the public credit markets; (viii) the impact of conditions in the real estate market on real estate tax revenues; (ix) the sale of OTB in fiscal year 2004, which requires State legislative approval; and (x) unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure or future terrorist acts.


     The City Financial Plan reflects the sudden economic downturn as the result of September 11 in the last half of 2001 and assumes job and income losses in the first half of 2002 but moderate growth in the balance of 2002 resulting in a flat City economy for calendar year 2002. The City Financial Plan forecasts a steady recovery thereafter. The City does not expect to recover all of the jobs lost as a result of September 11 until 2005. Given the uncertain impact of September 11 on the City's economy, including the loss of jobs and business, impact on tourism in the City currently estimated to entail a decrease in tourists from 37 million in 2000 to 32 million in 2002 and the slowdown in the securities industry, there can be no assurance that the economic projections included in the City Financial Plan are accurate or that the tax revenues projected in the Financial Plan to be received will be received in the amounts anticipated.

     Municipal Unions. In order to close budget gaps in fiscal year 2004 and later, reductions of the City's workforce through attrition, severance and early retirement may be necessary. These police department and other staff reduction proposals may require union consents. While the City has established a Reserve for Collective Bargaining, the terms of wage settlements could be determined through the impasse procedure in the New York City Collective Bargaining Law, which can impose a binding settlement that substantially increases reserves established by the City.



     Intergovernmental Aid. The City depends on the State for aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that State aid to the City will be maintained at amounts currently projected or interim appropriations enacted; or that the State will not reduce or delay aid any of which could have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in reductions or delays in the receipt of Federal grants which would have additional adverse effects on the City's cash flow or revenues. The City is particularly dependent upon the federal government and the State to reimburse it for expenditures relating to September 11. While both the federal government and the State have publicly supported the City and promised to make funds available to fund recovery, clean-up and repairs relating to September 11, there can be no assurance that budget constraints or the other priorities, including future terrorist attacks will not interfere or prevent delivery of such aid.


     Outstanding Indebtedness. As of March 31, 2002, the City and the Municipal Assistance Corporation for the City of New York had respectively approximately $27.6 and $2.2 billion of net outstanding long-term debt.


     Litigation. The City is currently a defendant in a significant number of lawsuits. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determination in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. As of June 30, 2001 claims were pending against the City, for which the City has estimated it may potentially incur liability of $4.2 billion. The City currently is a defendant in a proceeding relating to the New York City Teachers' Retirement System in which damages in excess of $250 million are sought. In fiscal year 2000-2001 the City paid $594.8 million with respect to judgments and claims and projects such payments will total $409.6 million and $418.7 million in fiscal years 2001-2002 and 2002-2003, respectively.



     Ratings. As of July 18, 2002, Moody's rated the City's outstanding general obligation bonds A2, Standard and Poor's rated such bonds A and Fitch rated such bonds A+. There can be no assurance that, after the review of the State Budget and the agreement between the Mayor and the City Council regarding the City Executive Budget, their ratings of the City's general obligations bonds will be maintained. Such ratings reflect only the view of Moody's, Standard and Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. However, in November 2001, Moody's changed its rating of the City's outlook from stable to negative. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds and could increase the City's borrowing costs.



NEW YORK STATE

     2000-2001 Fiscal Year. The State finished its 2000-2001 fiscal year with a surplus of $2.7 billion.


     2001-2002 Fiscal Year. The State ended its 2001-2002 fiscal year in balance on a cash basis.

     On May 15, 2002, the Governor and legislative leaders announced that they had come to an agreement on a final balanced 2002-2003 State Budget (the "State Budget"). The State Budget was enacted on May 16, 2002 and included actions to close the budget gap previously identified in the State Executive Budget plus an additional $1.4 billion gap identified in March and April 2002. Under the State Budget, taxpayer-supported General Fund spending falls by $1.0 billion, or 2.4 percent. General Fund spending will total $40.2 billion. All Funds spending will increase by less than 1 percent (0.8%) from that proposed in the State Executive Budget and will total $89.6 billion. This represents a 6 percent annual increase reflecting $2.5 billion in increased Federal aid. State Funds will total $59.5 billion, a 4.4 percent annual increase.

     The State Budget includes a series of one-time actions to close a projected $6.8 billion budget gap. These actions included using $1.2 billion of available cash reserves and other fund balances; implementing a tax amnesty program; offering early retirement to state workers; and converting hard dollar capital financing to bonding while reducing overall capital authorizations. The State's Tax Stabilization Reserve Fund, a fund to address unforeseen budget needs, will be maintained at $710 million. A $1.0 billion tax cut is included in the State Budget targeted to job creation, victims of September 11, economic incentives to lower Manhattan and senior citizens. The State proposes to eliminate 5,000 positions through the early retirement initiative.

     Press reports in mid October 2002 have indicated that the State's budget gap for the 2002-03 and 2003-04 fiscal years may have grown substantially to between $10.0 billion and $12.0 billion. Neither the Governor, who is running for re-election, nor his principal challenger have provided any details on proposals to close an increased gap. The State's tax collections in the 2002 second calendar quarter lagged significantly behind the same period last year.


     The State Executive Budget, however, projected potential budget gaps of $2.8 billion and $3.3 billion, in fiscal years 2003-2004 and 2004-2005, respectively.


     The most significant risks to the State's financial plan set forth in the State Executive Budget are the rate of layoffs related to September 11, and the impact of the event upon the City and the personal income statewide. However, experts predict that pay increases in the New York City metro area will range between 3 and 4% next year, below the 4 to 4.5% range of the last two years, thereby depressing growth in tax revenues. In addition, the occurrence of other terrorist attacks whether within or outside of New York could have a significant adverse effect on the State's economy. The volatility of the financial markets even before September 11 and its impact upon financial sector compensation and capital gains recognition by investors also represent a significant risk to the State's financial plan, as set forth in the State Executive Budget.


     Owing to these and other factors, the State may face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues from lower receipts and the spending required to maintain State programs at mandated levels. Any such recurring imbalance would be exacerbated by the use by the State of nonrecurring resources to achieve budgetary balance in a particular fiscal year. To correct any recurring budgetary imbalance, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years.


     Capital Spending and Financing. Under the State law, the Governor is required to submit a Five-Year Capital Program and Financing Plan ("Capital Plan") annually. The State proposes to issue $260 million of general obligation bonds in the 2002-2003 fiscal year. The proposed 2002-2003 through 2006-2007 fiscal year Capital Plan provides for capital spending of $4.1 billion in the 2002-2003 fiscal year to be financed through general obligation, authority and state bonds and available resources. General obligation bonds are backed by the full faith and credit of the State. As of March 31, 2002, $4.1 billion of State general obligation bonds were outstanding. Also as of such date, $4.7 billion of bonds issued by the Local Governmental Assistance Corporation, an entity established to fund assistance to localities in earlier years when the State was running budget deficits, were outstanding. Various state authorities had $28.2 billion of indebtedness outstanding in the form of bonds, lease financings and other financing arrangements. This state authority indebtedness is not backed by the full faith and credit of the State.


     Litigation. The State is currently a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. State programs, primarily Medicaid and mental health programs are frequently challenged on State and Federal constitutional grounds. Several Native American groups have commenced litigation against New York claiming the rights to thousands of acres of land seized in the eighteenth and nineteenth centuries. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan in any given fiscal year. There can be no assurance that an adverse decision in one or more legal proceedings would not exceed the amount the State reserves for the payment of judgments or materially impair the State's financial operations. With respect to pending and threatened litigation, the State reported in its Update to Annual Information Statement dated August 9, 2002 its estimate of $698 million for awarded and anticipated unfavorable judgments, of which $91 million was expected to be paid within the 2002-2003 fiscal year.


     Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 2002-2003 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the State Budget.


     Fiscal difficulties experienced in Nassau County resulted in the creation of the Nassau County Interim Finance Authority (the "Authority") in 2000. The Authority is charged with oversight of the fiscal affairs of Nassau County. The State paid $25 million in assistance to Nassau County for the 2001-2002 fiscal year and the Governor has proposed assistance of $50 million in the Executive Budget. The Authority as of August 9, 2002 had issued $662 million in bonds and $228 million in bond anticipation notes.



     Ratings. Moody's has given the State's general obligation bonds a rating of A2, Standard and Poor's had given the bonds a rating of AA, and Fitch had given the bonds a rating of AA. Such ratings reflect only the view of Moody's and Standard and Poor's from which an explanation of the significance of such ratings may be obtained. However, in November 2001, Moody's changed its rating of the City's outlook from stable to negative. Furthermore, there is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of State bonds and could increase the State's borrowing costs.


NEW YORK TAX MATTERS


     The following discussion of New York income tax matters is based upon the advice of Edwards & Angell, LLP, special counsel to the Fund.


     The following is a general, abbreviated summary of certain provisions of the applicable New York tax law as presently in effect as it directly governs the taxation of New York resident individual, corporate and unincorporated business holders of Common Shares of the Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes, other than New York City taxes, that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. The following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause the Fund's distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends received to the Fund's shareholders. The Fund will be subject to the New York Business Corporation franchise tax and the New York City general corporation tax only if it has a sufficient nexus with New York State or New York City. If it is subject to such taxes, it does not expect to pay a material amount of either tax. Distributions by the Fund that are attributable to interest on any obligation of New York and its political subdivisions or to interest on obligations of U.S. territories and possessions that are exempt from state taxation under federal law will not be subject to the New York State personal income tax or the New York City personal income or unincorporated business taxes. All other distributions, including distributions attributable to interest on obligations of the United States or its instrumentalities and distributions attributable to capital gains, will be subject to the New

York State personal income tax and the New York City personal income and unincorporated business taxes.

     All distributions from the Fund, regardless of source, will increase the taxable base of shareholders subject to the New York Business Corporation franchise tax or the New York City general corporation tax. Gain from the sale, exchange, or other disposition of Common Shares of the Fund will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business, and general corporation taxes. Common Shares of the Fund may be subject to New York State estate tax if owned by a New York decedent at the time of death. Common Shares of the Fund will not be subject to property taxes imposed by New York State or City. Interest on indebtedness incurred to purchase, or continued to carry, Common Shares of the Fund generally will not be deductible for New York State or New York City personal income tax purposes.

                                   APPENDIX C

            PERFORMANCE RELATED AND COMPARATIVE AND OTHER INFORMATION


     From time to time, the Fund, the Manager and/or PIMCO may report to shareholders or to the public in advertisements concerning the performance of the Manager and/or PIMCO as adviser to clients other than the Fund, or on the comparative performance or standing of the Manager and/or PIMCO in relation to other money managers. The Manager and/or PIMCO also may provide current or prospective private account clients, in connection with standardized performance information for the Fund, performance information for the Fund gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Fund, the Manager or PIMCO, should be considered in light of the Fund's investment objective and policies, characteristics and quality of the Fund, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. Performance information for the Fund may be compared to various unmanaged indexes.

Investment Management Leader

     Organized in 1971, PIMCO is one of the nation's premier bond managers and investment management leaders, providing investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of the date of this Statement of Additional Information, PIMCO is one of America's largest active money managers, with over $270 billion in assets under management and a client list that includes 61 of the 200 largest corporations in America. PIMCO's bond team of 159 bond professionals is headed by PIMCO founder and Chief Investment Officer, Bill Gross.

     Mr. Gross and the PIMCO bond team were named Morningstar's "Fixed Income Manager of the Year" for 1998 and 2000. Each year beginning in 1988, Morningstar, Inc. has named a "Manager of the Year" in the following three categories: domestic stock, fixed-income and international stock. According to Morningstar, the award winners are chosen based upon Morningstar's own research and in-depth evaluation by its senior editorial staff. Morningstar states that "the award recognizes portfolio managers who demonstrate excellent investment skill and the courage to differ from consensus. Not only should they have a great year, but they must also have the commitment to deliver outstanding long-term performance to shareholders." With respect to PIMCO's award in 2000, Morningstar cited, among other things, the decision made by Bill Gross and the bond team to increase exposure to long-term U.S. Treasury bonds and mortgage-related securities, and to decrease exposure to corporate bonds.

Proven Investment Approach/Time-Tested Process

     PIMCO has developed a distinctive approach to managing bonds, not only focusing on income but also seeking to preserve and enhance the value of its portfolios. PIMCO has extensive proprietary analytical and research capabilities. PIMCO's approach was first applied to taxable bond investments in 1971 and has been applied since 1998 to dedicated municipal bond portfolios. A fundamental aspect of this approach is the use of multiple strategies that seek to enhance value and reduce portfolio risk, rather than relying on a limited set of strategies for success. The PIMCO Municipal Income Funds III will also be able to draw on PIMCO's broad-ranging, fixed-income expertise and extensive resources.

     At the heart of this process is the firm's annual Secular Forum--a three-day event bringing PIMCO's team of bond experts, led by Bill Gross, together with some of the country's top thinkers in economics, demographics and other key disciplines. The result is PIMCO's long-term ("secular") outlook, which helps guide the firm's investment decisions over the years to come. In addition, the PIMCO team meets quarterly to discuss how this long-range outlook applies to the shorter term (3-12 months).

Municipal Bond Expertise

     The Municipal Income Funds III will be able to draw on PIMCO's proven approach to bond investing and on its broad-ranging, fixed-income expertise.

     The individual portfolio manager of the PIMCO Municipal Income Funds III will be Mark McCray, Executive Vice President and head of municipal bond management at PIMCO. He joined the firm in 2000 from Goldman Sachs, where he was co-head of municipal bond trading. Working closely with Mr. McCray will be PIMCO's municipal bond team. The team includes 12 investment professionals with a combined 154 years of investment experience.

The Benefits of Investing in a Closed-End, Exchange-Traded Fund/Convenience and Flexibility

     Investing in a closed-end municipal bond fund offers the potential for higher tax-exempt yield and the stock exchange listing is designed to provide flexibility and promote potential liquidity, and to give shareholders convenient access to daily share prices through electronic services and/or in newspaper stock tables. And, since closed-end portfolios are not subject to the daily cash flow swings of open-end funds, their structure may present a more favorable platform for the manager to achieve greater tax-exempt income and enhanced portfolio value.

     The Fund's expected issuance of Preferred Shares and related leverage offers the potential for enhanced yield and higher tax-free income.

In-House Credit Research

     PIMCO conducts its own independent credit analysis, rather than relying exclusively on the findings of rating agencies. The firm focuses its research on individual issues and sectors it expects to exhibit improving credit profiles that are not fully reflected in the current credit premiums or where it estimates the credit spreads more than compensate for the estimated credit and liquidity risks.

An Opportune Time to Invest

Municipal Bond Yields at High Levels/Higher After-Tax Income Potential


     Certain municipal bonds offer attractive tax-equivalent yields relative to the yields of U.S. Treasury bonds of the same maturity, especially in the intermediate- and long-term segments of the market. The following chart provides a comparison of the tax-equivalent yields of tax-exempt AAA-rated General Obligation (G.O.) bonds of varying maturities vs. the yields of U.S. Treasury bonds, indicating that the G.O. bonds offered higher after-tax income to certain investors. Tax equivalent yields are based on the highest federal tax rate of 38.6%. Data as of 8/31/02.



Fully Tax Equivalent Basis
             ASSUMPTIONS:
             Federal income tax                   38.6%

-------------------------------------------------------------
                    Tax-equivalent           Taxable yields
    Maturity      yields of AAA-rated       of U.S. Treasury
    (years)           G.O. bonds                bonds
=============================================================
         1                2.28                    1.76
         2                2.59                    2.13
         3                3.27                    2.50
         4                3.86                    2.89
         5                4.36                    3.22
         6                4.87                    3.48
         7                5.23                    3.78
         8                5.59                    3.94
         9                5.78                    4.07
        10                5.94                    4.15
        11                6.16                    4.28
        12                6.37                    4.41
        13                6.56                    4.54
        14                6.76                    4.67
        15                6.92                    4.80
        16                7.08                    4.85
        17                7.25                    4.90
        18                7.41                    4.95
        19                7.57                    5.00
        20                7.72                    5.06
        21                7.85                    5.04
        22                7.90                    5.03
        23                7.92                    5.02
        24                7.93                    5.00
        25                7.95                    4.99
        26                7.95                    4.98
        27                7.96                    4.97
        28                7.96                    4.95
        29                7.96                    4.94
        30                7.96                    4.93


     Chart Source: Thomson Municipal Market Data. The chart above shows yield curves plotting the (i) "tax-equivalent" yields of AAA-rated National General Obligation (G.O.) bonds and (ii) the taxable yields of U.S. Treasury bonds, over a range of maturities for each issue of 1 to 30 years. Yield information is provided as of August 31, 2002. The "tax-equivalent" yields shown for the G.O. bonds, which are tax-exempt investments, reflect their actual tax-exempt yields, adjusted upward to reflect the yields that a taxable investment would have to provide in order to generate the same income (on an after-tax basis) as the tax-exempt investment. The tax-equivalent yields are calculated assuming the highest federal tax rate of 38.6%, and do not take into account applicable state taxes. Investors in the Funds are likely to pay taxes at rates different from those used to determine the tax-equivalent yields. The lower your combined federal and state tax rate, the less advantage you gain from investing in a tax-free investment vehicle. The yields shown do not take into account, among other things, the effects of capital gains taxes. U.S. Treasury bonds offer a government guarantee as to timely payment of interest and repayment of principal on maturity; G.O. bonds and other municipal securities are not guaranteed by the U.S. Government and are subject to default. Only a small percentage, if any, of the Funds' portfolios may consist of G.O. bonds of the type represented in the chart. The Funds will invest in other kinds of municipal securities, and may invest in securities that are not exempt from federal or state income tax (although they do not intend to do so under normal circumstances). Accordingly, the graph is not intended to indicate or predict a Fund's yield or performance. The information provided does not predict what the tax-equivalent yields of G.O.

bonds or the yields of U.S. Treasury bonds will be in the future; the yield curves are likely to change in future periods. For example, changes in interest rates and future federal tax legislation could adversely affect the yields of G.O. and other municipal securities relative to U.S. Treasury bonds and other fixed income securities. The yields reflected in the graph do not reflect the deduction of any management fees, account charges or other fees and expenses that will apply to the Funds. Past performance is no guarantee of future results.

Steep Yield Curve Creates Positive Environment for Leveraged Funds

     Federal Reserve policy has kept short-term interest rates at relatively low levels. This means that leveraged funds will likely pay lower dividends to preferred shareholders, leaving more tax-exempt income to pay common shareholder dividends. PIMCO expects the Fed will continue to have an accommodative monetary policy in the near-term.

What Tax-Free Income Could Mean to You

     The chart below will assist you in more easily comparing municipal investments, such as these Funds, with taxable investments. It is designed to show you how much income you would have to receive from a taxable investment to earn as much as you would by investing in tax-free municipal bonds.

     Funds investing in bonds issued by a single state attempt to provide income that is free from both federal and state income taxes for residents in that state. This may be especially attractive for residents of high income tax states like California and New York. For example, to equal a California investor's tax-free yield of 6.50%, a person in the 36.51% combined federal and state tax bracket would need to find a taxable investment yielding 10.24% to provide the same amount of after-tax income.

A tax-exempt yield of

                                           5.50%       6.00%       6.50%       7.00%       7.50%
------------------------------------------------------------------------------------------------
Combined Tax Brackets                Equals a taxable investment yield of
------------------------------------------------------------------------------------------------
Federal Only Tax-Free
------------------------------------------------------------------------------------------------
      30.00%                               7.86%       8.57%       9.29%      10.00%      10.71%
------------------------------------------------------------------------------------------------
      35.00%                               8.46%       9.23%      10.00%      10.77%      11.54%
------------------------------------------------------------------------------------------------
      38.60%                               8.96%       9.77%      10.59%      11.40%      12.21%
------------------------------------------------------------------------------------------------


Federal & California Double Tax-Free
------------------------------------------------------------------------------------------------
      36.51%                               8.66%       9.45%      10.24%      11.03%      11.81%
------------------------------------------------------------------------------------------------
      41.05%                               9.33%      10.18%      11.03%      11.87%      12.72%
------------------------------------------------------------------------------------------------
      44.31%                               9.88%      10.77%      11.67%      12.57%      13.47%
------------------------------------------------------------------------------------------------


Federal & New York (State) Double Tax-Free
------------------------------------------------------------------------------------------------
      34.80%                               8.44%       9.20%       9.97%      10.74%      11.50%
------------------------------------------------------------------------------------------------
      39.45%                               9.08%       9.91%      10.73%      11.56%      12.39%
------------------------------------------------------------------------------------------------
      42.81%                               9.62%      10.49%      11.37%      12.24%      13.11%
------------------------------------------------------------------------------------------------


Federal & New York (City) Triple Tax-Free
------------------------------------------------------------------------------------------------
      37.04%                               8.74%       9.53%      10.32%      11.12%      11.91%
------------------------------------------------------------------------------------------------
      41.53%                               9.41%      10.26%      11.12%      11.97%      12.83%
------------------------------------------------------------------------------------------------
      44.77%                               9.96%      10.86%      11.77%      12.67%      13.58%
------------------------------------------------------------------------------------------------



     The tax-free yields used in this table are for illustration only, and do not represent or predict the tax-free yield of any of the Funds. The table reflects 2002 marginal federal and state tax rates. Under federal tax legislation adopted in 2001, the current 30%, 35% and 38.6% federal income tax rates are phased down over six years to 28%, 33%, and 35%, respectively. This reduction in federal income tax rates will reduce advantages you gain from investing in tax-free investment vehicles. The combined federal and state tax rates shown here are among the highest possible for each state. There are lower combined rates. Residents of states other than California and New York pay taxes to their states at different rates than those shown above. The lower your combined federal and state tax rate, the less advantage you gain from investing in tax-free investment vehicles. A federal tax benefit is provided for the state income tax paid. The tables do not take into account, among other things, the effects of the capital gains taxes or possible federal alternative minimum taxes. In addition, the Funds may invest in securities that are not exempt from federal or state income taxes, although they do not intend to do so under normal circumstances. Consult your financial advisor for more information.

                           PART C - OTHER INFORMATION

Item 24: Financial Statements and Exhibits

      1. Financial Statements:


            Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act are filed herewith as part of the Statement of Additional Information.


      2. Exhibits:

a.1   Agreement and Declaration of Trust dated August 20, 2002.(1)


a.2 Amended and Restated Agreement and Declaration of Trust dated September 17, 2002.(2)


b.1   Bylaws of Registrant dated August 20, 2002.(1)


b.2   Amended and Restated Bylaws of the Registrant dated September 17, 2002.(2)


c.    None.


d.1 Article III (Shares) and Article V (Shareholders' Voting Powers and Meetings) of the Amended and Restated Agreement and Declaration of Trust.(2)

d.2 Article 10 (Shareholders' Voting Powers and Meetings) of the Amended and Restated Bylaws of Registrant.(2)

d.3   Form of Share Certificate of the Common Shares.(2)

e.    Terms and Conditions of Dividend Reinvestment Plan.(2)


f.    None.


g.1 Investment Management Agreement between Registrant and PIMCO Funds Advisors LLC dated September 17.(2)*

g.2 Portfolio Management Agreement between PIMCO Funds Advisors LLC and Pacific Investment Management Company LLC dated September 20, 2002.(2)*

h.1   Form of Underwriting Agreement, filed herewith.

h.2   Form of Master Selected Dealer Agreement, filed herewith.

h.3   Form of Master Agreement Among Underwriters, filed herewith.

h.4   Form of Additional Compensation Agreement, filed herewith.


i.    None.


j. Form of Custodian Agreement between Registrant and State Street Bank & Trust Co.(2)

k.1   Form of Transfer Agency Services Agreement between Registrant and
      PFPC Inc.(2)

k.2 Organizational and Offering Expenses Reimbursement Agreement between Registrant and PIMCO Funds Advisors LLC dated September 17, 2002.
       (2)*

k.3 Fee Waiver Agreement between Registrant and PIMCO Funds Advisors LLC dated September 17, 2002.(2)*

k.4 Fee Waiver Agreement between PIMCO Funds Advisors LLC and Pacific Investment Management Company LLC dated September 20, 2002.(2)*

l.     Opinion and consent of Ropes & Gray, filed herewith.


m.     None.


n.     Consent of Registrant's independent accountants, filed herewith.


o.     None.


p. Subscription Agreement of PIMCO Funds Advisors LLC dated September 17, 2002.(2)*


q.     None.


r.1    Code of Ethics of Registrant dated September 17, 2002.(2)

r.2    Code of Ethics of PIMCO Funds Advisors LLC dated January 1, 2002.(2)*

r.3 Code of Ethics of Pacific Investment Management Company LLC dated December 31, 2001.(2)

s. Power of Attorney for each of Messrs. Belica, Connor, Dalessandro, Altadonna and Shlissel.(2)

--------------------------




       (1) Incorporated by reference to the Registrant's Initial Registration Statement on Form N-2, File No. 333-98583, filed on August 23, 2002.


       (2) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Initial Registration Statement on Form N-2, File No. 333-98583, filed on September 24, 2002.


        * PIMCO Funds Advisors LLC will be renamed PIMCO Advisors Fund Management LLC effective October 31, 2002.

Item 25: Marketing Arrangements


         See Sections 3(p), 4(h), 5(i), 8 and 9 of Exhibit h.1 of Item 24 of this Registration Statement and Sections 8, 9 and 15 of Exhibit h.3 of
         Item 24 of this Registration Statement.


Item 26: Other Expenses of Issuance and Distribution


         Securities and Exchange Commission Fees               $  7,360*
         National Association of Securities Dealers, Inc. Fees    8,500*
         Printing and engraving expenses                        120,000*
         Legal fees                                              48,500*
         New York Stock Exchange listing fees                    48,850*
         Accounting expenses                                      4,200*
         Transfer Agent fees                                      3,000*
         Marketing expenses                                      10,000*
         Miscellaneous expenses                                   4,590*
                                                               ---------
             Total                                              255,000*


         PIMCO Funds Advisors LLC has agreed to pay the amount by which the aggregate of all the Fund's organizational expenses and all offering costs (other than the sales load) exceed $0.03 per share.

         * Estimated expense.


Item 27: Persons Controlled by or under Common Control with Registrant

      Not applicable.

Item 28: Number of Holders of Securities


      At October 28, 2002


                                               Number of
               Title of Class               Record Holders
               --------------               --------------


         Common Shares, par value $0.00001       1


Item 29: Indemnification

     Reference is made to Article VIII, Sections 1 through 4, of the Registrant's Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference herein.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust, its Amended and Restated Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30: Business and Other Connections of Investment Adviser

     Descriptions of the business of PIMCO Funds Advisors LLC, the Registrant's investment manager, and Pacific Investment Management Company LLC, the Registrant's portfolio manager, are set forth under the captions "Investment Manager" and "Portfolio Manager" under "Management of the Fund" in both the prospectus and Statement of Additional Information forming part of this Registration Statement. The following sets forth business and other connections of each director and executive officer (and persons performing similar functions) of PIMCO Funds Advisors LLC and Pacific Investment Management Company LLC.


                            PIMCO Funds Advisors LLC
                          (to be renamed PIMCO Advisors
                               Fund Management LLC
                           effective October 31, 2002)
                           1345 Avenue of the Americas
                               New York, NY 10105


Name                Position with Advisor         Other Connections
----------------    --------------------------    ------------------------------

Larry A. Altadonna  Vice President                Vice President, OpCap
                                                  Advisors LLC

Andrew Bocko        Senior Vice President and     Senior Vice President,
                    Director of IT                PIMCO Funds Advisors LLC,
                                                  Allianz Dresdner Asset
                                                  Management U.S. Equities LLC,
                                                  Allianz Dresdner Asset
                                                  Management of America L.P.


Tim Clark           Managing Director

Cindy Columbo       Vice President

Patrick Coyne       Vice President


Derek Hayes         Senior Vice President

Steve Jobe          Senior Vice President

Alan Kwan           Vice President


John C. Maney       Chief Financial Officer       Executive Vice President and
                                                  Chief Financial Officer,
                                                  Allianz Dresdner Asset
                                                  Management of America L.P.,
                                                  Chief Financial Officer, PIMCO
                                                  Funds Advisors LLC, Allianz
                                                  Dresdner Asset Management U.S.
                                                  Equities LLC, Cadence Capital
                                                  Management LLC, NFJ Investment
                                                  Group L.P., OCC Distributors
                                                  LLC, OpCap Advisors LLC,
                                                  Oppenheimer Capital LLC,
                                                  Pacific Investment Management
                                                  Company LLC, PIMCO Allianz
                                                  Advisors LLC (to be renamed
                                                  PIMCO Advisors Managed
                                                  Accounts LLC effective October
                                                  31, 2002), PIMCO CD
                                                  Distributors LLC (to be
                                                  renamed PIMCO Advisors CD
                                                  Distributors LLC effective
                                                  October 31, 2002), PIMCO
                                                  Equity Advisors LLC, PIMCO
                                                  Equity Partners LLC, PIMCO
                                                  Funds Advertising Agency Inc.
                                                  (to be renamed PIMCO Advisors
                                                  Advertising Agency Inc.
                                                  effective October 31, 2002),
                                                  PIMCO Funds Distributors LLC
                                                  (to be renamed PIMCO Advisors
                                                  Distributors LLC effective
                                                  October 31, 2002), Allianz
                                                  Private Client Services LLC,
                                                  StocksPLUS Management Inc.


Vinh T. Nguyen      Vice President and            Vice President and Controller,
                    Controller                    PIMCO Funds Advisors LLC,
                                                  Allianz Dresdner Asset
                                                  Management of America L.P.,
                                                  Allianz Dresdner Asset
                                                  Management U.S. Equities LLC,
                                                  Cadence Capital Management
                                                  LLC, NFJ Investment Group
                                                  L.P., OCC Distributors LLC,
                                                  OpCap Advisors LLC,
                                                  Oppenheimer Capital LLC,
                                                  Pacific Investment Management
                                                  Company LLC, PIMCO Allianz
                                                  Advisors LLC, PIMCO CD
                                                  Distributors LLC, PIMCO Equity
                                                  Advisors LLC,

                                                  PIMCO Equity Partners LLC,
                                                  PIMCO Funds Advertising Agency
                                                  Inc., PIMCO Funds Distributors
                                                  LLC, Allianz Private Client
                                                  Services LLC, StocksPLUS
                                                  Management Inc.

Francis C. Poli        Executive Vice President,  Chief Legal and Compliance
                       Director of Compliance     Officer, PIMCO Funds Advisors
                       and Assistant Secretary    LLC, Allianz Dresdner Asset
                                                  Management Of America L.P.,
                                                  Allianz Dresdner Asset
                                                  Management U.S. Equities LLC,
                                                  Allianz Hedge Fund Partners
                                                  L.P., Allianz Private Client
                                                  Services LLC, Cadence Capital
                                                  Management LLC, NFJ Investment
                                                  Group L.P., OCC Distributors
                                                  LLC, OpCap Advisors LLC,
                                                  Oppenheimer Capital LLC, PIMCO
                                                  Advisory Services Holdings
                                                  LLC (to be renamed PIMCO
                                                  Advisors Retail Holdings LLC
                                                  effective October 31, 2002),
                                                  PIMCO Allianz Advisors LLC,
                                                  PIMCO CD Distributors LLC,
                                                  PIMCO Equity Advisors LLC


Bob Rokose             Vice President and
                       Assistant Controller


Newton B. Schott, Jr.  Managing Director,         Vice President, PIMCO Allianz
                       Chief Legal Officer        Advisors LLC, Executive Vice
                       and Secretary              President, Chief Legal Officer
                                                  and Secretary, PIMCO Funds
                                                  Advertising Agency Inc.,
                                                  Managing Director, Executive
                                                  Vice President, General
                                                  Counsel and Secretary, PIMCO
                                                  Funds Distributors LLC

Brian S. Shlissel     Senior Vice President       Senior Vice President and
                                                  Treasurer, OpCap Advisors LLC

Stewart A. Smith       Vice President and         Secretary, PIMCO Funds
                       Assistant Secretary        Advisors LLC, Allianz Dresdner
                                                  Asset Management of America
                                                  L.P., Allianz Dresdner Asset
                                                  Management U.S. Equities LLC,
                                                  Alianz Hedge Fund Partners
                                                  L.P., Allianz Private Client
                                                  Services LLC, Cadence Capital
                                                  Management LLC, NFJ Investment
                                                  Group L.P., PIMCO Advisory
                                                  Services Holding LLC, PIMCO
                                                  Allianz Advisors LLC, PIMCO CD
                                                  Distributors and PIMCO Equity
                                                  Advisors LLC, Assistant
                                                  Secretary, Oppenheimer Capital
                                                  LLC, OpCap Advisors LLC and
                                                  OCC Distributors LLC


Stephen J. Treadway    Managing Director and      Chairman, President and Chief
                       Chief Executive Officer    Executive Officer, PIMCO
                                                  Funds Advertising Agency
                                                  Inc.; Managing Director and
                                                  Chief Executive Officer,
                                                  PIMCO Funds Distributors LLC,
                                                  Managing Director, PIMCO
                                                  Allianz Advisors LLC,
                                                  Allianz Private Client
                                                  Services LLC, Allianz Dresdner
                                                  Asset Management of America
                                                  L.P.

James G. Ward          Executive Vice President   Executive Vice President,
                       and Director of Human      Allianz Asset Management of
                       Resources                  America L.P., Director of
                                                  Human Resources, Allianz Asset
                                                  Management U.S. Equities LLC,
                                                  PIMCO Funds Distributors LLC

Michael B. Zuckerman   Vice President             Vice President, Allianz
                                                  Dresdner Asset Management of
                                                  America L.P., OCC Distributors
                                                  LLC, OpCap Advisors LLC, PIMCO
                                                  Allianz Advisors LLC

                    Pacific Investment Management Company LLC
                                    ("PIMCO")
                       840 Newport Center Drive, Suite 300
                             Newport Beach, CA 92660

Name                          Business and Other Connections
----------------------------- --------------------------------------------------

Arnold, Tammie J.             Executive Vice President, PIMCO

Benz, William R. II           Managing Director, Executive Committee Member,
                              PIMCO

Bhansali, Vineer              Executive Vice President, PIMCO

Brynjolfsson, John B.         Executive Vice President, PIMCO

Burns, R. Wesley              Managing Director, PIMCO; President and Trustee of
                              PIMCO Funds and PIMCO Variable Insurance Trust;
                              President and Director of PIMCO Commercial
                              Mortgage Securities Trust, Inc.; Director, PIMCO
                              Funds: Global Investors Series plc and PIMCO
                              Global Advisors (Ireland) Limited

Cupps, Wendy W.               Executive Vice President, PIMCO

Dialynas, Chris P.            Managing Director, PIMCO

El-Erian, Mohamed A.          Managing Director, PIMCO

Gross, William H.             Managing Director and Executive Committee Member,
                              PIMCO; Director and Vice President, StocksPLUS
                              Management, Inc.; Senior Vice President of PIMCO
                              Funds and PIMCO Variable Insurance Trust

Hague, John L.                Managing Director, PIMCO

Hally, Gordon C.              Executive Vice President, PIMCO

Hamalainen, Pasi M.           Managing Director, PIMCO

Harris, Brent R.              Managing Director and Executive Committee Member,
                              PIMCO; Director and Vice President, StocksPLUS
                              Management, Inc.; Trustee and Chairman of PIMCO
                              Funds and PIMCO Variable Insurance Trust; Director and Chairman, PIMCO Commercial Mortgage Securities
                              Trust, Inc.; Managing Director, PIMCO Specialty
                              Markets LLC

Hinman, David C.              Executive Vice President, PIMCO

Hodge, Douglas M.             Executive Vice President, PIMCO; Director,
                              PIMCO JAPAN LTD

Holden, Brent L.              Managing Director, PIMCO

Isberg, Margaret E.           Managing Director, PIMCO; Senior Vice President of
                              PIMCO Funds

Keller, James M.              Managing Director, PIMCO

Kennedy, Raymond G.           Managing Director, PIMCO

Loftus, John S.               Managing Director, PIMCO; Senior Vice President of
                              PIMCO Funds; Vice President and Assistant
                              Secretary, StocksPLUS Management, Inc.

Mariappa, Sudesh N.           Executive Vice President, PIMCO

Mather, Scott A.              Executive Vice President, PIMCO; Senior Vice
                              President, PIMCO Commercial Mortgage Securities
                              Trust, Inc.

McCray, Mark V.               Executive Vice President, PIMCO

McCulley, Paul A.             Managing Director, PIMCO

McDevitt, Joseph E.           Executive Vice President, PIMCO; Director and
                              Chief Executive Officer, PIMCO Europe Ltd


Monsan, Kristen S.            Executive Vice President, PIMCO

Muzzy, James F.               Managing Director, PIMCO; Director and Vice
                              President, StocksPLUS Management, Inc.; Senior
                              Vice President, PIMCO Variable Insurance Trust;
                              Vice President of PIMCO Funds; Director, PIMCO
                              Europe Ltd., PIMCO JAPAN LTD., PIMCO Asia Pte
                              Ltd., PIMCO Australia Pty Ltd.

Otterbein, Thomas J.          Executive Vice President, PIMCO

Phansalkar, Mohan V.          Executive Vice President, Secretary and Chief
                              Legal Officer, PIMCO; Vice President and
                              Secretary, StocksPLUS Management, Inc.


Powers, William C.            Managing Director and Executive Committee Member,
                              PIMCO; Senior Vice President, PIMCO Commercial
                              Mortgage Securities Trust, Inc.

Schmider, Ernest L.           Managing Director, PIMCO

Simon, W. Scott               Executive Vice President, PIMCO

Thomas, Lee R.                Managing Director, PIMCO

Thompson, William S.          Managing Director and Executive Committee Member,
                              PIMCO; Director and President, StocksPLUS
                              Management, Inc.; Senior Vice President of PIMCO
                              Variable Insurance Trust; Vice President of PIMCO
                              Funds and PIMCO Commercial Mortgage Securities
                              Trust, Inc.

Trosky, Benjamin L.           Managing Director, PIMCO; Senior Vice President,
                              PIMCO Commercial Mortgage Securities Trust, Inc.

Weil, Richard M.              Managing Director, Chief Operating Officer and
                              Executive Committee Member, PIMCO

Wood, George H.               Executive Vice President, PIMCO

Wyman, Charles C.             Executive Vice President, PIMCO

Item 31: Location of Accounts and Records

      The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of State Street Bank & Trust Co., 225 Franklin Street, Boston, MA 02110 and/or PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

Item 32: Management Services

      Not applicable.

Item 33: Undertakings

      1. Registrant undertakes to suspend the offering of its Common Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

      2. Not applicable.

      3. Not applicable.

      4. Not applicable.

      5. The Registrant undertakes that:

            a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

            b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

      6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                     Notice


      A copy of the Amended and Restated Agreement and Declaration of Trust of PIMCO New York Municipal Income Fund III (the "Fund"), together with all amendments thereto, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Fund by any officer of the Fund as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Fund or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund.

                                   SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 28th day of October, 2002.


                                      PIMCO New York Municipal Income Fund III

                                          /s/ Brian S. Shlissel
                                      By: -----------------------------------
                                          Brian S. Shlissel
                                          President and Chief Executive Officer

   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


           Name                          Capacity                   Date
           ----                          --------                   ----

/s/ Brian S. Shlissel                  President and Chief       October 28, 2002
--------------------------------       Executive Officer
Brian S. Shlissel

Paul Belica*                           Trustee                   October 28, 2002
--------------------------------
Paul Belica

Robert E. Connor*                      Trustee                   October 28, 2002
--------------------------------
Robert E. Connor

John J. Dalessandro II*                Trustee                   October 28, 2002
--------------------------------
John J. Dalessandro II

/s/ Lawrence Altadonna                 Treasurer and Principal   October 28, 2002
--------------------------------       Financial and Accounting
Lawrence Altadonna                     Officer


                                          /s/ Brian S. Shlissel
                                     *By: -----------------------------------
                                          Brian S. Shlissel,
                                          Attorney-In-Fact

                                          Date: October 28, 2002

                               INDEX TO EXHIBITS

Exhibit      Exhibit Name
-------      ------------

  h.1        Form of Underwriting Agreement.

  h.2        Form of Master Selected Dealer Agreement.

  h.3        Form of Master Agreement Among Underwriters.

  h.4        Form of Additional Compensation Agreement.

  l.         Opinion and consent of Ropes & Gray.

  n.         Consent of Registrant's independent accountants.